Rule 497(b)
                                                       Registration No. 2-63235


                     Prospectus Part A Dated April 30, 1997



                            NEW YORK MUNICIPAL TRUST

                                    SERIES 2

------------------------------------------------------------------------------



                  The Trust is a unit investment trust with an underlying portfolio of long-term tax-exempt bonds and was formed to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular federal income tax and New York State and New York City income taxes under existing law but may be subject to state and local taxes in other jurisdictions. There can be no assurance that the Trust's investment objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject interest on bonds such as the Bonds in the Trust to regular federal income taxation, existing law excludes such interest from regular federal income tax. Such interest income may, however, be subject to federal corporate alternative minimum tax and to state and local taxes in other jurisdictions. (See "Description of Portfolio" in this Part A for a list of these Bonds which pay interest income subject to the Federal individual alternative minimum tax.) In addition, capital gains are subject to tax. (See "Tax Status" and "The Trust--Portfolios" in Part B of this Prospectus.) The Sponsor is Reich & Tang Distributors L.P. The value of the Units of the Trust will fluctuate with the value of the underlying bonds. Minimum purchase: 1 Unit.

                  This Prospectus consists of two parts. Part A contains the Summary of Essential Information as of December 31, 1996 (the "Evaluation Date"), a summary of certain specific information regarding the Trust and audited financial statements of the Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the Trust. Part A of this Prospectus may not be distributed unless accompanied by Part B. Investors should retain both parts of this Prospectus for future reference.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------------


                  THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term bonds (the "Bonds") issued by or on behalf of the State of New York and its political subdivisions, municipalities and public authorities and by the Commonwealth of Puerto Rico and its public authorities. All of the Bonds in the Trust were rated "A" or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. at the time originally deposited in the Trust. For a discussion of the significance of such ratings, see "Description of Bond Ratings" in Part B of this Prospectus. For a list of ratings on the Evaluation Date, see "Portfolio".


                  Some of the Bonds in the Trust have been issued with optional refunding or refinancing provisions ("Refunded Bonds") whereby the issuer of the Bond has the right to call such Bond prior to its stated maturity date (and other than pursuant to sinking fund provisions) and to issue new bonds

110249.1

("Refunding Bonds") in order to finance the redemption. Issuers typically utilize refunding calls in order to take advantage of lower interest rates in the marketplace. Some of these Refunded Bonds may be called for redemption pursuant to pre-refunding provisions ("Pre-Refunded Bonds") whereby the proceeds from the issue of the Refunding Bonds are typically invested in government securities in escrow for the benefit of the holders of the Pre- Refunded Bonds until the refunding call date. Usually, Pre-Refunded Bonds will bear a triple-A rating because of this escrow. The issuers of Pre- Refunded Bonds must call such Bonds on their refunding call date. Therefore, as of such date, the Trust will receive the call price for such bonds but will cease receiving interest income with respect to them. For a list of those Bonds which are Pre-Refunded Bonds as of the Evaluation Date, if any, see "Notes to Financial Statements" in this Part
A. Some of the Bonds in the portfolio may have been purchased at an aggregate premium over par. The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds to meet their obligations.


                  Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate debt obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years.

                  Each Unit in the Trust represents a 1/4975th undivided interest in the principal and net income of the Trust. The principal amount of Bonds deposited in the Trust per Unit is reflected in the Summary of Essential Information. (See "The Trust--Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsor in the secondary market.

                  PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, plus a sales charge of 4.7% of the Public Offering Price, or 4.890% of the net amount invested in Bonds per Unit. In addition, accrued interest to the expected date of settlement is added to the Public Offering Price. If Units had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $483.36 plus accrued interest of $18.52 under the monthly distribution plan and $20.02 under the semi-annual distribution plan for a total of $501.88 and $503.38, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid prices of the Bonds. (See "Public Offering--Offering Price" in Part B of this Prospectus.)

                  ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering -- Offering Price" in Part
B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".


                  Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus

                                       A-2
110249.1
creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly and semi-annual distribution plans, see "Summary of Essential Information".)

                  Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

                  The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly and semi-annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

                  A schedule of cash flow projections is available from the Sponsors upon request.

                  DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly, semi-annually or annually depending upon the plan of distribution applicable to the Unit purchased. A purchaser of a Unit in the secondary market will initially receive distributions in accordance with the plan selected by the prior owner of such Unit and may thereafter change the plan as provided under "Interest and Principal Distributions" in Part B of this Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. For estimated monthly and semi-annual interest distributions, see "Summary of Essential Information".


                  MARKET FOR UNITS. The Sponsor, although not obligated to do so, presently maintains and intends to continue to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the Trust portfolio. The reoffer price will be based on the aggregate bid price of the Bonds plus a sales charge of 4.7% (4.890% of the net amount invested), plus net accrued interest. If a market is not maintained a Certificateholder will be able to redeem his or her Units with the Trustee at a price also based upon the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Offering Price" in Part B of this Prospectus.)


                  TOTAL REINVESTMENT PLAN. Certificateholders under the semi-annual plan of distribution have the opportunity to have all their regular interest distributions, and principal distributions, if any, reinvested in available series of "New York Municipal Trust". (See "Total Reinvestment Plan" in Part B of this Prospectus.) The Plan is not designed to be a complete investment program.

                                       A-3
110249.1

                            NEW YORK MUNICIPAL TRUST
                                    SERIES 2


            SUMMARY OF ESSENTIAL INFORMATION AS OF DECEMBER 31, 1996

Date of Deposit:  January 16, 1979                                  Evaluation Time:  4:00 p.m.
Principal Amount of Bonds ...                $2,280,000                New York Time.
Number of Units .............                4,975                  Minimum Principal Distribution:
Fractional Undivided Inter-                                            $1.00 per Unit.
  est in Trust per Unit .....                1/4975                 Weighted Average Life to
Principal Amount of                                                    Maturity:  16.3 Years.
  Bonds per Unit ............                $458.29                Minimum Value of Trust:
Secondary Market Public                                                Trust may be terminated if
  Offering Price**                                                     value of Trust is less than
  Aggregate Bid Price                                                  $2,600,000 in principal amount
    of Bonds in Trust .......                $2,292,644+++             of Bonds.
  Divided by 4,975 Units ....                $460.83                Mandatory Termination Date:
  Plus Sales Charge of 4.7%                                            The earlier of December 31,
    of Public Offering Price                 $22.53                    2028 or the disposition of the
  Public Offering Price                                                last Bond in the Trust.
    per Unit ................                $483.36+               Trustee***:  The Bank of New
Redemption and Sponsor's                                               York.
  Repurchase Price                                                  Trustee's Annual Fee:  Monthly
  per Unit ..................                $460.83+                  plan $1.08 per $1,000; semi-
                                      +++                              annual plan $.60 per $1,000.
                                      ++++                          Evaluator:  Kenny S&P Evaluation
Excess of Secondary Market                                             Services.
  Public Offering Price                                             Evaluator's Fee for Each
  over Redemption and                                                  Evaluation:  Minimum of $35
  Sponsor's Repurchase                                                 plus $.25 per each issue of
  Price per Unit ............                $22.53++++                Bonds in excess of 50 issues
Difference between Public                                              (treating separate maturities
  Offering Price per Unit                                              as separate issues).
  and Principal Amount per                                          Sponsor:  Reich & Tang
  Unit Premium/(Discount) ...                $25.07                    Distributors L.P.




       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED

                                              Monthly          Semi-Annual
                                              Option             Option


Gross annual interest income# .........         $30.65             $30.65
Less estimated annual fees and
  expenses ............................           1.78               1.41
Estimated net annual interest                   ______             ______
  income (cash)# ......................         $28.87             $29.24
Estimated interest distribution# ......           2.40              14.62
Estimated daily interest accrual# .....          .0801              .0812
Estimated current return#++ ...........          5.97%              6.05%
Estimated long term return++ ..........          4.00%              4.08%
Record dates ..........................       1st of           Dec. 1 and
                                              each month       June 1
Interest distribution dates ...........       15th of          Dec. 15 and
                                              each month       June 15


                                       A-4
110249.1

                  Footnotes to Summary of Essential Information


  * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.

  ** For information regarding offering price per unit and applicable sales charge under the Total Reinvestment Plan, see Total Reinvestment Plan in Part B of this Prospectus.

 *** The Trustee maintains its corporate trust office at 101 Barclay Street, New York, New York 10286 (tel. no.: 1-212-495-1784). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.


   + Plus accrued interest to expected date of settlement (approximately three business days after purchase) of $18.52 monthly and $20.02 semi-annually.


  ++ The estimated current return and estimated long term returns are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual option due to lower Trustee's fees and expenses.

 +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash in the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

   #     Does not include accrual from original issue discount bonds, if any.


                      FINANCIAL AND STATISTICAL INFORMATION



Selected data for each Unit outstanding for the periods listed below:

                                                                                                 Distribu-
                                                                                                 tions of
                                                           Distributions of Interest             Principal
                                                          During the Period (per Unit)           During
                                         Net Asset*                                 Semi-         the
                         Units Out-        Value                 Monthly            Annual       Period
Period Ended              standing        Per Unit               Option             Option      (Per Unit)
December 31, 1994         $5,221          $544.57              $34.25             $34.72          $ 2.80
December 31, 1995          5,189           559.33               34.69              35.16            1.98
December 31, 1996          4,975           474.96               32.94              33.39           79.06

--------
* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.


                                       A-5
110249.1

                         INFORMATION REGARDING THE TRUST
                             AS OF DECEMBER 31, 1996


DESCRIPTION OF PORTFOLIO*

                  Each Unit in the Trust consists of a 1/4975th fractional undivided interest in the principal and net income of the Trust in the ratio of one Unit for each $452.57 principal amount of the Bonds currently held in the Trust. The Sponsor has not participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which any of the initial aggregate principal amount of the Bonds were acquired. The portfolio of the Trust consists of 7 issues representing obligations of 6 issuers located in New York State and 1 in Puerto Rico. Four issues representing $1,485,000 of the principal amount of the Bonds in the Trust are "moral obligation" bonds. All of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or optional call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). One issue representing $50,000 of the principal amount of the Bonds is a general obligation bond. All 6 of the remaining issues representing $2,230,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Highway 1, Hospital & Nursing 2, Housing 1, Port Authority 1 and Public Benefit 1. For an explanation of the significance of these factors see "The Trust--Portfolio" and "Special Factors Concerning the Portfolio" in Part B of this Prospectus. See "Tax Status" in Part B of this Prospectus.

                  None of the Bonds in the Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.


                                       A-6
110249.1



-----------------------

* Changes in the Trust Portfolio: From January 1, 1997 to March 21, 1997 $35,000 of the principal amount of the Bond in portfolio no. 2 was sold and is no longer contained in the trust.



                        Report of Independent Accountants


To the Sponsor, Trustee and Certificateholders of
New York Municipal Trust, Series 2

In our opinion, the accompanying statement of net assets, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Municipal Trust, Series 2 (the "Trust") at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the Trustee, provides a reasonable basis for the opinion expressed above. The financial statements for the prior periods presented were audited by other independent accountants whose report dated March 31, 1996 expressed an unqualified opinion on those financial statements.



PRICE WATERHOUSE LLP
160 Federal Street
Boston, MA 02110
March 28, 1997

New York Municipal Trust, Series 2
Portfolio
December 31, 1996
--------------------------------------------------------------------------------


                                                                                              Redemption
             Aggregate                                                       Coupon Rate/    Feature (2)(4)
 Portfolio   Principal       Name of Issuer and                   Ratings     Date(s) of    S.F.-Sinking Fund         Market
    No.       Amount           Title of Bonds                       (1)      Maturity (2)    Ref.-Refunding          Value (3)

    1      $   50,000     New York State General Obligation         A*        3.000%          No Sinking Fund       $      46,661
                                                                              3/15/2001       None

    2         325,000     New York State Housing Finance Agency,    AAA       7.750           No Sinking Fund             336,229
                          Health Facilities Bonds,                            11/01/1997      None
                          1974 Series A

    3         375,000     New York State Housing Finance Agency,    A*        7.000           11/01/98 @ 100 S.F.         386,250
                          Hospital and Nursing Home Project Bonds,            11/01/2017      1/31/97 @ 102 Ref.
                          1977 Series A

    4         455,000     New York State Housing Finance Agency,    N/R       8.000           Currently @ 100 S.F.        460,633
                          Towpath Towers Housing Project Bonds                5/01/2019       5/01/97 @ 101 Ref.

    5         545,000     The Port Authority of New York and        AA-       6.000           Currently @ 103 S.F.        550,777
                          New Jersey, Consolidated Revenue                    3/01/2013       3/01/97 @ 101 Ref.
                          Bonds Forty Sixth Series

    6         330,000     United Nations Development Corporation   Aaa*       5.900           5/01/99 @ 100 S.F.          340,009
                          (A Public Benefit New York) Series 1973             5/01/2023       None

    7         200,000     Corporation of the State of Puerto Rico   A         5.500           Currently @ 100 S.F.        200,566
                          Highway Authority Revenue Bonds,                    7/01/2003       7/01/97 @ 100 Ref.
                          Series G
           ----------                                                                                               -------------
           $2,280,000     Total Investments (Cost $2,048,784)                                                       $   2,321,125
           ==========                                                                                               =============



   See accompanying footnotes to portfolio and notes to financial statements.

New York Municipal Trust, Series 2
Footnotes to Portfolio
--------------------------------------------------------------------------------

1. All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc., except for those identified by an asterisk (*) which are by Moody's Investors Service, Inc. A brief description of the ratings symbols and their meaning is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

2. See "The Trust - Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

3. At December 31, 1996, the net unrealized appreciation of all the bonds was comprised of the following:

           Gross unrealized appreciation                    $     274,989
           Gross unrealized depreciation                           (2,648)
                                                            -------------


           Net unrealized appreciation                      $     272,341
                                                            =============


4. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).



                    The accompanying notes form an integral part of the financial statements.

New York Municipal Trust, Series 2


Statement of Net Assets
December 31, 1996
--------------------------------------------------------------------------------





Investments in Securities,
     at Market Value (Cost $2,048,784)           $    2,321,125
                                                 --------------

Other Assets
     Accrued Interest                                    34,741
     Cash                                                 7,058
                                                 --------------
         Total Other Assets                              41,799
                                                 --------------

Net Assets (4,975 Units of Fractional Undivided
     Interest Outstanding, $474.96 per Unit)     $    2,362,924
                                                 ==============



    The accompanying notes form an integral part of the financial statements.

New York Municipal Trust, Series 2


Statement of Operations
--------------------------------------------------------------------------------



                                          For the Years Ended December 31,
                                              1996          1995          1994

Investment Income
     Interest                          $   175,203   $   190,418    $  195,049
                                       -----------   -----------    ----------

Expenses
     Trustee's Fees                          7,143         5,914         6,352
     Evaluator's Fees                        3,286         3,013         3,306
                                       -----------   -----------    ----------
         Total Expenses                     10,429         8,927         9,658
                                       -----------   -----------    ----------
     Net Investment Income                 164,774       181,491       185,391
                                       -----------   -----------    ----------
Realized and Unrealized Gain (Loss)
     Realized Gain on
         Investments                        10,483           854        29,395

     Change in Unrealized Appreciation
         (Depreciation) on Investments     (32,541)       86,419      (177,865)
                                       -----------   -----------    ----------
     Net Gain (Loss) on Investments        (22,058)       87,273      (148,470)
                                       -----------   -----------    ----------
     Net Increase in Net Assets
         Resulting From Operations     $   142,716   $   268,764   $    36,921
                                       ===========   ===========   ===========


    The accompanying notes form an integral part of the financial statements.

New York Municipal Trust, Series 2


Statement of Changes in Net Assets
--------------------------------------------------------------------------------




                                                   For the Years Ended December 31,
                                                    1996               1995         1994

Operations
Net Investment Income                          $    164,774   $     181,491        185,391

Realized Gain
     on Investments                                  10,483             854         29,395
Change in Unrealized Appreciation
     (Depreciation) on Investments                  (32,541)         86,419       (177,865)
                                               ------------   -------------        -------
          Net Increase in Net Assets
                Resulting From Operations           142,716         268,764         36,921
                                               ------------   -------------        -------
Distributions to Certificateholders
     Investment Income                              168,412         181,336        184,742
     Principal                                      400,160          10,274         15,165

Redemptions
     Interest                                         4,852             646          4,624
     Principal                                      108,707          17,343        102,393
                                               ------------   -------------        -------
         Total Distributions
             and Redemptions                        682,131         209,599        306,924
                                               ------------   -------------        -------
         Total Increase (Decrease)                 (539,415)         59,165       (270,003)

Net Assets
     Beginning of Year                            2,902,339       2,843,174      3,113,177
                                               ------------   -------------        -------
     End of Year (Including
         Undistributed Net Investment
         Income of $70,280, $78,770
         and $79,261, Respectively)            $  2,362,924    $  2,902,339   $  2,843,174
                                               ============    ============   ============




    The accompanying notes form an integral part of the financial statements.

New York Municipal Trust, Series 2


Notes to Financial Statements
--------------------------------------------------------------------------------




1.       Organization

         New York Municipal Trust, Series 2 (the "Trust") was organized on January 16, 1979 by Bear, Stearns & Co. Inc. under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

         Effective September 28, 1995, Reich & Tang Distributors L.P. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor.

2.       Summary of Significant Accounting Policies

         The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Interest income is recorded on the accrual basis.

         Security Valuation
         Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

New York Municipal Trust, Series 2

Notes to Financial Statements
--------------------------------------------------------------------------------


3.       Income Taxes

         No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.       Trust Administration

         The Trustee has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

         The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

         The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

         The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the years ended December 31, 1996, 1995 and 1994, 214, 32 and 195 units were redeemed, respectively.

         The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.60 to $1.08 per $1,000 of outstanding investment principal. In addition, a minimum fee of $35.00 is paid to a service bureau for each portfolio valuation. For the year ended December 31, 1996, the "Trustee's Fees" are comprised of Trustee fees of $5,467 and other expenses of $1,676. The other expenses include professional, printing and miscellaneous fees.

New York Municipal Trust, Series 2

Notes to Financial Statements
--------------------------------------------------------------------------------

5.       Net Assets

         At December 31, 1996, the net assets of the Trust represented the interest of Certificateholders as follows:

            Original cost to Certificateholders           $     6,517,193
            Less Initial Gross Underwriting Commission            293,280
                                                          ---------------
                                                                6,223,913
            Accumulated Cost of Securities Sold,
               Matured or Called                               (4,175,129)
            Net Unrealized Appreciation                           272,341
            Undistributed Net Investment Income                    70,280
            Undistributed Proceeds From Investments               (28,481)
                                                          ---------------
               Total                                      $     2,362,924
                                                          ===============

         The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 6,000 units of fractional undivided interest of the Trust as of the date of deposit.

6.       Concentration of Credit Risk

         Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

New York Municipal Trust, Series 2


Notes to Financial Statements
--------------------------------------------------------------------------------

7.       Financial Highlights (per unit)*

         Selected data for a unit of the Trust outstanding for the year ended December 31, 1996:

         Net Asset Value, Beginning of Year **         $        559.33
                                                       ---------------

             Interest Income                                     34.48
             Expenses                                            (2.05)
                                                       ---------------
             Net Investment Income                               32.43
                                                       ---------------
             Net Gain or Loss on Investments(1)                  (3.97)
                                                       ---------------
         Total from Investment Operations                        28.46
                                                       ---------------
         Less Distributions
             to Certificateholders
                 Income                                          33.14
                 Principal                                       78.74
             for Redemptions
                 Interest                                          .95
                                                       ---------------
         Total Distributions                                    112.83
                                                       ---------------
         Net Asset Value, End of Year **               $        474.96
                                                       ===============


         See "Financial and Statistical Information" in Part A of this Prospectus for amounts of per unit distributions during the years ended December 31, 1996, 1995 and 1994 based on actual units.

(1) Net gain or loss on investments is a result of changes in outstanding units since January 1, 1996 and the dates of net gain and loss on investments.


---------------
     * Unless otherwise stated, based upon average units outstanding during the year of 5,082 ([4,975 + 5,189]/2).

     **Based upon actual units outstanding.




             Note: Part B of This Prospectus May Not be Distributed
                          Unless Accompanied by Part A.

                    Please Read And Retain Both Parts of This
                    -----------------------------------------
                        Prospectus For Future Reference.
                        --------------------------------


                            NEW YORK MUNICIPAL TRUST

                                Prospectus Part B


                              Dated: April 30, 1997



                                    THE TRUST
                                    ---------


                  ORGANIZATION. "New York Municipal Trust" is a unit investment trust created under the laws of the State of New York pursuant to a Trust Indenture and Agreement* (the "Trust Agreement"), dated the Date of Deposit, among Reich & Tang Distributors L.P. as Sponsor, The Bank of New York as Trustee, and Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, as Evaluator.


                  On the Date of Deposit the Sponsor deposited with the Trustee long-term bonds, and/or delivery statements relating to contracts for the purchase of certain such bonds (the "Bonds") and cash or an irrevocable letter of credit issued by a major commercial bank in the amount required for such purchases. Thereafter, the Trustee, in exchange for the Bonds so deposited, delivered to the Sponsor the Certificates evidencing the ownership of all Units of the Trusts.

                  The Trust consists of the interest-bearing bonds described under "The Trust" in Part A of this Prospectus, the interest (including, where applicable, earned original issue discount) on which is, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, exempt from regular federal income tax under existing law and from New York State and New York City income taxes under existing law.

                  Each "Unit" outstanding on the Evaluation Date represented an undivided interest or pro rata share in the principal and interest of the Trust in the ratio of one Unit to the principal amount of Bonds initially deposited in the Trust as set forth in Part A of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest or pro rata share in the Trusts represented by each unredeemed Unit will increase, although the actual interest in the Trusts represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor, or until the termination of the Trust Agreements.

                  OBJECTIVES. The Trust offers investors the opportunity to participate in a portfolio of long-term tax-exempt bonds with a greater diversification than they might be able to acquire themselves. The objectives of the Trust are to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which is, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, exempt from regular federal income tax and from New York State and New York City income taxes under existing law. Such

--------
* References in this Prospectus to the Trust Agreement are qualified in their entirety by the Trust Indenture and Agreement which is incorporated herein by reference.

1653.3
interest income may, however, be subject to the federal corporate alternative minimum tax and to state and local taxes in other jurisdictions. Investors should be aware that there is no assurance the Trusts' objectives will be achieved as these objectives are dependent on the continuing ability of the issuers of the Bonds to meet their interest and principal payment requirements, on the continuing satisfaction of the Bonds of the conditions required for the exemption of interest thereon from regular federal income tax and on the market value of the Bonds, which can be affected by fluctuations in interest rates and other factors.

                  Since disposition of Units prior to final liquidation of the Trust may result in an investor receiving less than the amount paid for such Units (see "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price"), the purchase of a Unit should be looked upon as a long-term investment. Neither the Trusts nor the Total Reinvestment Plan is designed to be a complete investment program.


                                   PORTFOLIOS
                                   ----------


                  All of the Bonds in the Trust were rated "A" or better by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") at the time originally deposited in the Trust. For a list of the ratings of each Bond on the Evaluation Date, see "Portfolio" in Part A of this Prospectus.


                  For information regarding (i) the number of issues in the Trust, (ii) the range of fixed maturities of the Bonds, (iii) the number of issues payable from the income of a specific project or authority and (iv) the number of issues constituting general obligations of a government entity, see "Description of Portfolio" in Part A.


                  When selecting Bonds for the Trust, the following factors, among others, were considered by the Sponsor on the Date of Deposit: (a) the quality of the Bonds and whether such Bonds were rated "A" or better by either Standard & Poor's or Moody's, (b) the yield and price of the Bonds relative to other New York and Puerto Rico debt securities of comparable quality and maturity, (c) income to the Certificateholders of the Trusts and (d) the diversification of the Trust portfolio, as to purpose of issue and location of issuer, taking into account the availability in the market of issues which meet such Trust's quality, rating, yield and price criteria. Subsequent to the Evaluation Date, a Bond may cease to be rated or its rating may be reduced below that specified above. Neither event requires an elimination of such Bond from the Trust but may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bond. See "Portfolio Supervision." For an interpretation of the bond ratings see "Description of Bond Ratings."


                  Housing Bonds: Some of the aggregate principal amount of the
                  -------------
Bonds may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to rental housing projects for low to moderate income families. Since such obligations are usually not general obligations of a particular state or municipality and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates and increasing construction and operating costs may reduce revenues available to pay existing obligations. See "Description of Portfolio" in Part A for the amount of rental housing bonds contained therein.


                  Hospital Revenue Bonds: Some of the aggregate principal amount
                  ----------------------
of the Bonds may consist of hospital revenue bonds. Ratings of hospital bonds are often initially based on feasibility studies which contain projections of

                                       -2-
1653.3
occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from third-party payors and government programs such as Medicare and Medicaid. Both private third-party payors and government programs have undertaken cost containment measures designed to limit payments. Furthermore, government programs are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings and government funding restrictions, all of which may materially decrease the rate of program payments for health care facilities. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will, in the future, be sufficient to cover the costs allocable to patients participating in such programs. In addition, there can be no assurance that a particular hospital or other health care facility will continue to meet the requirements for participation in such programs.

                  The health care delivery system is undergoing considerable alteration and consolidation. Consistent with that trend, the ownership or management of a hospital or health care facility may change, which could result in (i) an early redemption of bonds, (ii) alteration of the facilities financed by the Bonds or which secure the Bonds, (iii) a change in the tax exempt status of the Bonds or (iv) an inability to produce revenues sufficient to make timely payment of debt service on the Bonds. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on such bonds. See "Description of Portfolio" in Part A for the amount of hospital revenue bonds contained therein.


                  Nuclear Power Facility Bonds: Certain Bonds may have been
                  ----------------------------
issued in connection with the financing of nuclear generating facilities. In view of recent developments in connection with such facilities, legislative and administrative actions have been taken and proposed relating to the development and operation of nuclear generating facilities. The Sponsor is unable to predict whether any such actions or whether any such proposals or litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects. See "Description of Portfolio" in Part A for the amount of bonds issued to finance nuclear generating facilities contained therein.

                  Mortgage Subsidy Bonds: Certain Bonds may be "mortgage subsidy
                  ----------------------
bonds" which are obligations of which all or a significant portion of the proceeds are to be used directly or indirectly for mortgages on owner-occupied residences. Section 103A of the Internal Revenue Code of 1954, as amended, provided as a general rule that interest on "mortgage subsidy bonds" will not be exempt from Federal income tax. An exception is provided for certain "qualified mortgage bonds." Qualified mortgage bonds are bonds that are used to finance owner-occupied residences and that meet numerous statutory requirements. These requirements include certain residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions and (for bonds issued after December 31, 1984) certain information reporting, certification, public hearing and policy statement requirements. In the opinions of bond counsel to the issuing governmental authorities, interest on all the Bonds in a Trust that might be deemed "mortgage subsidy bonds" will be exempt from Federal income tax when

                                       -3-
1653.3
issued. See "Description of Portfolio" in Part A for the amount of mortgage subsidy Bonds contained therein.

                  Mortgage Revenue Bonds: Certain Bonds may be "mortgage revenue
                  ----------------------
bonds." Under the Internal Revenue Code of 1986, as amended (the "Code") (and under similar provisions of the prior tax law) "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced or that existing legislation will not be further amended, revised, or enacted after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to federal income tax. If any portion of the Bonds proceeds are not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of Zero Coupon Bonds (see "Discount and Zero Coupon Bonds"). See "Description of Portfolio" in Part A for the amount of mortgage revenue bonds contained therein.

                  Private Activity Bonds: The portfolio of the Trust may contain
                  ----------------------
other Bonds which are "private activity bonds" (often called Industrial Revenue Bonds ("IRBs") if issued prior to 1987) which would be primarily of two types:
(1) Bonds for a publicly owned facility which a private entity may have a right to use or manage to some degree, such as an airport, seaport facility or water system and (2) facilities deemed owned or beneficially owned by a private entity but which were financed with tax-exempt bonds of a public issuer, such as a manufacturing facility or a pollution control facility. In the case of the first type, bonds are generally payable from a designated source of revenues derived from the facility and may further receive the benefit of the legal or moral obligation of one or more political subdivisions or taxing jurisdictions. In most cases of project financing of the first type, receipts or revenues of the Issuer are derived from the project or the operator or from the unexpended proceeds of the bonds. Such revenues include user fees, service charges, rental and lease payments, and mortgage and other loan payments.

                  The second type of issue will generally finance projects which are owned by or for the benefit of, and are operated by, corporate entities. Ordinarily, such private activity bonds are not general obligations of governmental entities and are not backed by the taxing power of such entities, and are solely dependent upon the creditworthiness of the corporate user of the project or corporate guarantor.

                  The private activity bonds in the Trust have generally been issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the users or the corporate operator of a particular project have been assigned and pledged to the holders of the private activity bonds. In certain cases a mortgage on the underlying project has been assigned to the holders of the private activity bonds or a trustee as additional security. In addition, private activity bonds are frequently directly guaranteed by the corporate operator of the project or by another affiliated company. See "Description of Portfolio" in Part A for the amount of private activity bonds contained therein.

                  Litigation:  Litigation challenging the validity under state
                  ----------
constitutions of present systems of financing public education has been initiated in a number of states. Decisions in some states have been reached holding such school financing in violation of state constitutions. In

                                       -4-
1653.3
addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor is unable to predict the outcome of the pending litigation and legislation in this area and what effect, if any, resulting changes in the sources of funds, including proceeds from property taxes applied to the support of public schools, may have on the school bonds in the Trusts. See "Description of Portfolio" for the amount of school bonds contained therein.

                  As of the date of this Prospectus, the Sponsor has not been notified or made aware of any litigation pending with respect to any Bonds which might reasonably be expected to have a material adverse effect on the Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to the Bonds in the Trust. The Sponsor is unable to predict whether any such litigation may be instituted or, if instituted, whether it might have a material adverse effect on the Trust.

                  Other Factors: The Bonds in the Trust, despite their optional
                  -------------
redemption provisions which generally do not take effect until 10 years after the original issuance dates of such bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of bonds, particularly housing bonds, pursuant to such redemption provisions. In addition, the Bonds in the Trusts are also subject to mandatory redemption in whole or in part at par at any time that voluntary or involuntary prepayments of principal on the underlying collateral are made to the trustee for such bonds or that the collateral is sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

                  The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, or termination of a contract).

                  In 1976 the federal bankruptcy laws were amended so that an authorized municipal debtor could more easily seek federal court protection to assist in reorganizing its debts so long as certain requirements were met. Historically, very few financially troubled municipalities have sought court assistance for reorganizing their debts; notwithstanding, the Sponsors are unable to predict to what extent financially troubled municipalities may seek court assistance in reorganizing their debts in the future and, therefore, what effect, if any, the applicable federal bankruptcy law provisions will have on the Trusts.

                  The Trust may also include "moral obligation" bonds issued by agencies and authorities of New York State. Under statutes applicable to such Bonds, the State may be called on to restore any deficits in capital reserve funds of such agencies or authorities created with respect to the Bonds. Any such restoration requires appropriation by the State Legislature for such purpose, and accordingly the statutes do not constitute a legally enforceable obligation or debt of the State. The agencies or authorities in question have no taxing power. Neither the State nor any State agency having the benefit of a "moral obligation" provision is in default in the payment of principal or interest on any bond.


                                       -5-
1653.3

                  Certain of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. A sinking fund is a reserve fund appropriated specifically toward the retirement of a debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond is redeemed at or before maturity from the proceeds of a new issue of bonds. In general, call provisions are more likely to be exercised when the offering side evaluation of a bond is at a premium over par than when it is at a discount from par. A listing of the sinking fund and call provisions, if any, with respect to each of the Bonds is contained under "Portfolio" in Part A of this Prospectus. Certificateholders will realize a gain or loss on the early redemption of such Bonds, depending upon whether the price of such Bonds is at a discount from or at a premium over par at the time the Certificateholders purchase their Units.

                  Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds. Because certain of the Bonds from time to time may be redeemed or will mature in accordance with their terms or may be sold under certain circumstances, no assurance can be given that the Trust will retain its present size and composition for any length of time. The proceeds from the sale of a Bond or the exercise of any redemption or call provision will be distributed to Certificateholders on the next distribution date except to the extent such proceeds are applied to meet redemptions of Units. See "Trustee Redemption."


                  Puerto Rico Bonds: Certain of the Bonds in the Trust may be
                  -----------------
general obligations and/or revenue bonds of issuers located in Puerto Rico which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is closely integrated with that of the mainland United States. During fiscal year 1995, approximately 89% of Puerto Rico's exports were to the United States mainland, which was also the source of 65% of Puerto Rico's imports. In fiscal 1995, Puerto Rico experienced a $4.6 billion positive adjusted trade balance. The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, including finance, insurance and real estate, wholesale and retail trade, and hotel and related services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector. Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently in each fiscal year. In fiscal 1995, aggregate personal income was $27.0 billion ($22.5 billion in 1987 prices) and personal income per capita was $7,296 ($6,074 in 1987 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include many types in addition to federal transfer payments, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1995 were $5.9 billion, of which $4.0 billion, or 67.6%, represent entitlement to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans Benefits and Medicare. The number of persons employed in Puerto Rico during fiscal 1996 averaged 1,092,300, an increase of 3.9% over fiscal 1995. The unemployment rate in Puerto Rico for fiscal 1996 remained the same. The Puerto Rico Planning Board's most recent gross product forecast for fiscal 1997, made in February 1996, showed an increase of 2.7%. The Planning Board's Economic Activity Index, a composite index for thirteen economic indicators, increased 1.6% for fiscal 1996 compared to fiscal 1995, and 2.0% for fiscal 1995, compared to fiscal 1994. During the first three months of fiscal 1997

                                      -6-
1653.3
the Index decreased 0.9% compared to the same period in fiscal 1996, which period showed an increase of 1.7% over the same period of fiscal 1995. Growth in the Puerto Rico economy in fiscal 1997 depends on several factors, including the state of the United States economy and the relative stability in the price of oil imports, the exchange value of the U.S. dollar, the level of federal transfers and the cost of borrowing.


                  Discount and Zero Coupon Bonds: Some of the Bonds in the Trust
                  ------------------------------
may be original issue discount bonds. The original issue discount, which is the difference between the initial purchase price of the Bonds and the face value, is deemed to accrue on a daily basis and the accrued portion will be treated as tax-exempt interest income for regular federal income tax purposes. Upon sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain. (See "Tax Status.") The current value of an original issue discount bond reflects the present value of its face amount at maturity. The market value tends to increase more slowly in early years and in greater increments as the Bonds approach maturity. Of these original issue discount bonds, a portion of the aggregate principal amount of the Bonds in each Trust is Zero Coupon Bonds. See "Description of Portfolio" in Part A. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuation than coupon bonds in response to changes in interest rates. Zero Coupon Bonds generally are subject to redemption at compound accreted value based on par value at maturity. Because the issuer is not obligated to make current interest payments, Zero Coupon Bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate.

                  Some of the Bonds in the Trust may have been purchased at deep "market" discount from par value at maturity. This is because the coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance the discount Bonds were for the most part issued at then current coupon interest rates. The current yields (coupon interest income as a percentage of market price) of discount bonds will be lower than the current yields of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the value of discount bonds will decrease; and if interest rates decline, the value of discount bonds will increase. The discount does not necessarily indicate a lack of market confidence in the issuer.


                       SPECIAL FACTORS AFFECTING NEW YORK
                       ----------------------------------


                  The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of New York State and New York City municipal bonds. The Sponsors have not independently verified this information.



                                       -7-
1653.3

                                 NEW YORK TRUST
                                 --------------


                  SPECIAL FACTORS AFFECTING NEW YORK. The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of New York State and New York City municipal bonds. The Sponsors have not independently verified this information.


                  Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

                  The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

                  Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

                  New York City. The City, with a population of approximately
7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.

                  The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and the City's current four-year financial plan assumes that moderate economic growth will continue through calendar year 2000.

                  For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial


                                       -8-
1653.3
budget gaps in recent years in order to maintain balanced operating results. For fiscal year 1995, the City adopted a budget which halted the trend in recent years of substantial increases in City-funded spending from one year to the next. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

                  Pursuant to the New York State Financial Emergency Act for the City of New York, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects substantial budget gaps for each of the 1998 through 2000 fiscal years. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board").

                  The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal Budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants in the City's 1997 fiscal year which could have additional adverse effects on the City's cash flow or revenues.

                  The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the results of a pending actuarial audit of the City's pension system which is expected to significantly increase the City's annual pension costs, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, the ability of the New York City Health and Hospitals Corporation ("HHC") and BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions and provision of State and Federal aid and mandate relief and the impact on City revenues of proposals for Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

                  Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $9.0 billion of general obligation bonds and $3.8 billion of bonds to be issued by the proposed New York City Infrastructure Finance Authority ("Finance Authority") to finance education and transportation projects. The creation of Finance Authority, which is subject to the enactment of State legislation, is being proposed as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are


                                       -9-
1653.3
expected to be funded with general obligation bonds, as well as general obligation bonds. The City's projections of total debt subject to the general debt limit that would be required to be issued to fund the updated ten-year capital strategy published in April 1995 indicates that projected contracts for capital projects and debt issuance may exceed the general debt limit by the end of fiscal year 1997 and would exceed the general debt limit by a substantial amount thereafter, unless legislation is enacted creating the Finance Authority or other legislative initiatives are identified and implemented. Depending on a number of factors, including whether the Legislature is expected to enact legislation creating the Finance Authority or to take other action that would provide relief under the general debt limit, the City may find it necessary to curtail its currently defined capital program before the end of fiscal year 1997 to ensure that there is ongoing capacity to enter into capital contracts necessary to preserve projects designed to safeguard health and safety in the City. Without the Finance Authority or other legislative relief, the City's general obligation financed capital program with respect to new projects would be virtually brought to a halt during the Financial Plan period. General obligation borrowing would continue to reimburse the City's general fund for ongoing costs of existing contractual commitments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or bonds of the proposed Finance Authority, it would be prevented from meeting its obligation bonds and notes or bonds of the proposed Finance Authority, it would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

                  On November 14, 1996, the City submitted to the Control Board the Financial Plan for the 1997 through 2000 fiscal years, which relates to the City, the BOE and the City University of New York ("CUNY"). The Financial Plan is a modification to the financial plan submitted to the Control Board on June 21, 1996 (the "June Financial Plan").

                  The June Financial Plan identified actions to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year. The proposed actions in the June Financial Plan for the 1997 fiscal year included (i) agency actions totaling $1.2 billion; (ii) a revised tax reduction program which would increase projected tax revenues by $369 million due to the four year extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid of $75 million;
(iv) the assumed receipt of revenues relating to rent payments for the City's airports, which are currently the subject of a dispute with the Port Authority of New York and New Jersey (the "Port Authority"); (v) the sale of the City's television station for $207 million; and (vi) pension costs savings totaling $134 million resulting from a proposed increase in the earnings assumption for pension assets from 8.5% to 8.75%.

                  The 1997-2000 Financial Plan published on November 14, 1996 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan. The 1997-2000 Financial Plan projects revenues and expenditures for 1997 fiscal year balanced in accordance with GAAP, and projects gaps of $1.2 billion, $2.1 billion and $3.0 billion for the 1998, 1999 and 2000 fiscal years, respectively. Changes since the June Financial Plan include (i) an increase in projected tax revenues of $450 million, $120 million, $50 million and $45 million in fiscal years 1997 and through 2000, respectively; (ii) a delay in the assumed receipt of $304

                                      -10-
1653.3
million relating to projected rent payments for the City airports from the 1997 fiscal year to the 1998 and 1999 fiscal years, and a $34 million reduction in assumed State and Federal aid for the 1997 Fiscal year; (iii) an approximately $200 million increase in projected overtime and other expenditures in each of the fiscal years 1997 through 2000; (iv) a $70 million increase in expenditures for BOE in the 1997 fiscal year for school text books; (v) a reduction in projected pension costs of $34 million, $50 million, $49 million and $47 million in fiscal years 1997 through 2000, respectively; and (vi) additional agency actions totalling $179 million, $386 million, $473 million and $589 million in fiscal years 1997 through 2000, including personnel reductions through attrition and early retirement.

                  The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 12.5% personal income tax surcharge, which is projected to provide revenue of $170 million, $463 million, $492 million and $521 million, in the 1997 through 2000 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totalling $270 million and $180 million in the 1998 and 1999 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases thereto through pending legal actions; (iii) the ability of HHC and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; (iv) State approval of the cost containment initiatives and State aid proposed by the City; and (v) a reduction in City funding for labor settlements for certain public authorities or corporations. Legislation extending the 12.5% personal income tax surcharge beyond December 31, 1996, was not enacted in the special legislative session held in December 1996. Such legislation may be enacted in the 1997 State Legislative Session. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress or legislation proposed by the Governor, which would, if enacted, implement such Federal welfare legislation. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

                  In January 1997, the Mayor is expected to publish a modification (the "January Modification") to the financial plan for the City's 1997 through 2001 fiscal years and a preliminary budget for the City's 1998 fiscal year. The January Modification will reflect changes since the Financial Plan, including the City's program to address the currently forecast gap of approximately $1.2 billion in the 1998 fiscal year. The gap-closing program, as proposed in the Financial Plan, is currently being further developed and is subject to change in connection with the January Modification. The Governor released the 1997-1998 Executive Budget on January 14, 1997, which will be considered for adoption by the State Legislature. Based on a preliminary evaluation of currently available information, the City's Office of Management and Budget ("OMB") believes that the reductions in Medicaid reimbursement rates and other entitlement and welfare initiatives proposed in the 1997-1998 Executive Budget, if approved by the State Legislature without change, would provide the City with a portion of the $650 million of additional aid and reductions in entitlements costs assumed in the City's gap-closing program for the 1998 fiscal year. OMB expects that the January Modification will reflect additional initiative proposed by the City relating to reductions in entitlement costs and additional governmental aid, which would be dependent upon State legislative approval. Certain proposed cost containment and other initiatives have been previously considered and rejected by the State Legislature. The nature and extent of the impact on the City of the State budget, when adopted, is uncertain, and no assurance can be given that the State actions included in the State adopted budget may not have a significant adverse impact on the City's budget and its Financial Plan. It can be expected that the proposals contained in the January Modification to close the

                                      -11-
1653.3
projected budget gap for the 1998 fiscal year will engender substantial public debate which will continue through the time the budget is scheduled to be adopted in June 1997.

                  The City's financial plans have been the subject of extensive public comment and criticism. On July 16, 1996, the staff of the City Comptroller issued a report on the Financial Plan. The report concluded that the City's fiscal situation remains serious, and that the City faces budgetary risks of approximately $787 million to $941 million for the 1997 fiscal year, which increase to $4.16 billion to $4.31 billion for fiscal year 2000.

                  The projections for the 1997 through 2000 fiscal years reflect the cost of the settlements with the United Federation of Teachers ("UFT") and a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees, which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. There can be no assurance that the City will reach an agreement with the unions that have not yet reached a settlement with the City on the terms contained in the Financial Plan.

                  In the event of a collective bargaining impasse, the terms of wage settlements could be determined through statutory impasse procedures, which can impose a binding settlement except in the case of collective bargaining with the UFT, which may be subject to non-binding arbitration. On January 23, 1996, the City requested the Office of Collective Bargaining to declare an impasse against the Patrolmen's Benevolent Association and the Uniformed Firefighters Association.

                  On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels.

                  On March 1, 1996, Moody's stated that the rating for City general obligation bonds remains under review pending the outcome of the adoption of the City's budget for the 1997 fiscal year, and, in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Since July 15, 1993, Fitch Investors Service, L.P. ("Fitch") has rated City bonds A-. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated the outlook remains negative.

                                      -12-
1653.3

                  New York State and its Authorities. The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1996-97 fiscal year. The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The State's prior fiscal year commenced on April 1, 1995, and ended on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year. The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

                  The State closed projected budget gaps of $5.0 billion and $3.9 billion for its 1995-96 and 1996-97 fiscal years, respectively. The 1997-98 gap was projected at $1.44 billion, based on the Governor's proposed budget of December 1995. As a result of changes made in the enacted budget, that gap is now expected to be larger. However, the gap is not expected to be as large as those faced in the prior two fiscal years. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

                  The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected by the State Division of the Budget ("DOB") to be $1.3 billion, or 3.9 percent of total General Fund receipts.

                  The State issued its first update to the cash-basis 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. The Mid-Year Update reflects a balanced 1996-97 State Financial Plan, with a reserve for contingencies in the General Fund of $300 million. This reserve will be utilized to help offset a variety of potential risks and other unexpected contingencies that the State may face during the balance of the 1996-97 fiscal year.

                  That State Financial Plan is based on a June 1996 projection by DOB of national and State economic activity. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

                  In its Mid-Year Update the State revised its forecast of national and State economic activity through the end of calendar year 1997 to reflect

                                      -13-
1653.3
the stronger-than-expected growth in the first half of 1996. The national economic forecast has been changed slightly from the initial forecast on which the original 1996-97 State Financial Plan was based. The revised forecast projects real Gross Domestic Product in the nation of 2.5 percent for 1996 and
2.4 percent n 1997. The inflation rate is expected to be 3.0 percent in 1996 and
2.9 percent in 1997. The annual rate of job growth is expected to slow gradually to about 1.8 percent in 1997, down from 2.2 percent in 1996. Growth in personal income and wages are expected to slow accordingly.

                  The State economic forecast has been changed slightly from the one formulated with the July 1996-97 State Financial Plan. Moderate growth is projected to continue through the second half of 1996, with employment, wages and incomes continuing their modest rise. Personal income is projected to increase by 5.2 percent in 1996 and 4.7 percent in 1997, reflecting robust projected wage growth fueled in part by financial sector bonus payments. Overall employment growth will continue at a modest rate, reflecting the slowdown in the national economy, continued spending restraint in government, and restructuring in the health care and financial sectors.

                  The forecast for continued moderate growth, and any resultant impact on the State's 1996-1997 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investments could also remain robust. Conversely, the prospect of a continuing deadlock on federal budget deficit reduction or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.

                  The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth below, and those projections may be changed materially and adversely from time to time.

                  The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.

                  The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47 percent of total governmental-fund receipts and 71 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.


                                      -14-
1653.3

                  The General Fund is projected to be balanced on a cash basis for 1996-97 fiscal year. Actual receipts through the first two quarters of the 1996-96 State fiscal year reflecting stronger-than-expected growth in most taxes, with actual receipts exceeding expectations by $276 million. Based on the revised economic outlook and actual receipts for the first six months of 1996-97, projected General Fund receipts for the 1996-97 State fiscal year have been increased by $420 million. Most of this projected increase is in the yield of the personal income tax ($241 million), with additional increases now expected in business taxes ($124 million) and other tax receipts ($49 million). Projected collections from user taxes and fees have been revised downward slightly ($5 million). Revisions were also made to both miscellaneous receipts and in transfers from other funds (an $11 million combined projected increase).

                  Disbursements through the first six months of the fiscal year were $415 million less than projected, primarily because of delays in processing payments following delayed enactment of the State budget. As a result, no savings are included in the Mid-Year Update from this slower-than-expected spending. Projections of 1996-97 General Fund disbursements are increased by $120 million, since increased General Fund disbursements for education are required to replace a projected decrease in lottery receipts. This modification is shown in the form of an increased transfer of General Fund monies to the Lottery Fund in the Special Revenue fund type. The projected closing fund balance in the General Fund of $337 million reflects a balance of $252 million in the Tax Stabilization Reserve Fund (following a payment of $15 million during the current fiscal year) and a deposit of $85 million to the Contingency Reserve Fund.

                  On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on August 5, 1996, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On July 26, 1996, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

                  Litigation. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to maintain a balanced 1996-97 State Financial Plan.

                  The claims involving the City other than routine litigation incidental to the performance of their governmental and other functions and certain other litigation arise out of alleged constitutional violations, torts, breaches of contract and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1997-2000 Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1996 amounted to approximately $2.8 billion.

                                      -15-
1653.3

                                 PUBLIC OFFERING
                                 ---------------


                  OFFERING PRICE. The secondary market Public Offering Price per Unit is computed by adding a sales charge to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding. The method used by the Evaluator for computing the sales charge for secondary market purchases shall be based upon the number of years remaining to maturity of each Bond. Bonds will be deemed to mature on their stated maturity dates unless bonds have been called for redemption, funds have been placed in escrow to redeem them on an earlier call date or are subject to a "mandatory put," in which case the maturity will be deemed to be such other date.


                  The table below sets forth the various sales charges based on the length of maturity of each Bond:




                                                         As Percent of Public
Time to Maturity                                            Offering Price
----------------                                            --------------


less than 6 months                                                0%

6 mos. to 1 year                                                  1%

over 1 yr. to 2 yrs.                                              1 1/2%

over 2 yrs. to 4 yrs.                                             2 1/2%

over 4 yrs. to 8 yrs.                                             3 1/2%

over 8 yrs. to 15 yrs.                                            4 1/2%

over 15 years                                                     5 1/2%




                  A proportionate share of accrued interest on the Bonds to the expected date of settlement for the Units is added to the Public Offering Price. Accrued interest is the accumulated and unpaid interest on a Bond from the last day on which interest was paid and is accounted for daily by a Trust at the initial daily rate set forth under "Summary of Essential Information" in Part A. This daily rate is net of estimated fees and expenses. The secondary market Public Offering Price can vary on a daily basis from the amount stated on the cover of Part A of this Prospectus in accordance with fluctuations in the prices of the Bonds. The price to be paid by each investor will be computed on the basis of an evaluation made as of the date the Units are purchased. The aggregate bid price evaluation of the Bonds is determined in the manner set forth under "Trustee Redemption".

                  The Evaluator may obtain current prices for the Bonds from investment dealers or brokers (including the Sponsor) that customarily deal in tax-exempt obligations or from any other reporting service or source of information which the Evaluator deems appropriate.

                  ACCRUED INTEREST. An amount of accrued interest which represents accumulated unpaid or uncollected interest on a Bond from the last day on which interest was paid thereon will be added to the Public Offering Price. This daily rate is net of estimated fees and expenses. Since a Trust normally receives the interest on Bonds twice a year and the interest on the Bonds in such Trust is accrued on a daily basis, the Trusts will always have an amount of interest earned but uncollected by, or unpaid to, the Trustee. A Certificateholder will not recover his proportionate share of accrued interest until the Units are sold or redeemed, or the Trusts are terminated. At that time, the Certificateholder will receive his proportionate share of the accrued interest computed to the settlement date in the case of sale or termination and to the date of tender in the case of redemption.


                                      -16-
1653.3

                  EMPLOYEE DISCOUNTS. Employees (and their immediate families) of Reich & Tang Distributors L.P. (and its affiliates) and of any underwriter of either Trust, pursuant to employee benefit arrangements, may purchase Units of a Trust at a price equal to the bid side evaluation of the underlying securities in such Trust divided by the number of Units outstanding plus a reduced charge of $10.00 per Unit. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.

                  DISTRIBUTION OF UNITS. Certain banks and thrifts will make Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                  The Sponsor intends to qualify the Units for sale in New York, New Jersey, Connecticut, Florida and New Hampshire through dealers who are members of the National Association of Securities Dealers, Inc. Units may be sold to dealers at prices which represent a concession of up to (a) 4% of the Public Offering Price for the New York Municipal Trust Series or (b) $25.00 per unit for the New York Municipal Trust, Discount and Zero Coupon Fund, subject to the Sponsor's right to change the dealers' concession from time to time. In addition, for transactions of 1,000,000 Units or more, the Sponsor intends to negotiate the applicable sales charge and such charge will be disclosed to any such purchaser. Such Units may then be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. The Sponsor reserves the right to change the discount from time to time.

                  SPONSOR'S PROFITS. The Sponsor will receive a gross commission on all Units sold in the secondary market equal to the applicable sales charge on each (see "Offering Price.") In addition, in maintaining a market for Units (see "Sponsor Repurchase") the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells such Units.

                  Participants in the "Total Reinvestment Plan" can designate a broker as the recipient of a dealer concession. See "Total Reinvestment Plan."

                  COMPARISON OF PUBLIC OFFERING PRICE, SPONSOR'S REPURCHASE PRICE AND REDEMPTION PRICE. The secondary market Public Offering Price of Units of the Trust will be determined on the basis of the current bid prices of the Bonds in such Trust, plus the applicable sales charge. The value at which Units may be resold in the secondary market or redeemed will be determined on the basis of the current bid prices of such Bonds without any sales charge. On the Evaluation Date, the Public Offering Price per Unit (based on the bid prices of the Bonds in the Trust plus the sales charge) exceeded the Repurchase and Redemption Price per Unit (based upon the bid prices of the Bonds in the Trust without the sales charge) by the amount shown under "Summary of Essential Information" in Part A. For this reason, among others (including fluctuations in the market prices of Bonds and the fact that the Public Offering Price includes the 5-1/2% sales charge for the New York Discount Trust or the 4-1/2% sales charge for the New York Municipal Trust), the amount realized by a Certificateholder upon any redemption of Units may be less than the price paid for such Units.

                                      -17-
1653.3

             ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN
             -------------------------------------------------------

                  The rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

                  Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in a Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in each Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of each Trust); and (3) reducing the average yield for the portfolio of each Trust in order to reflect estimated fees and expenses of that Trust and the maximum sales charge paid by Unitholders. The resulting Estimated Long Term Return represents a measure of the return to Unitholders earned over the estimated life of each Trust. The Estimated Long Term Return as of the day prior to the Evaluation Date is stated for each Trust under "Summary of Essential Information" in Part A.

                  Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolios of each Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. On the day prior to the Evaluation Date, the Estimated Net Annual Interest Income per Unit divided by the Public Offering Price resulted in the Estimated Current Return stated for each Trust under "Summary of Essential Information" in Part A.

                  The Estimated Net Annual Interest Income per Unit of each Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to each Trust and with the redemption, maturity, sale or other disposition of the Bonds in each Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future.

                  A schedule of cash flow projections is available from the Sponsor upon request.


                          RIGHTS OF CERTIFICATEHOLDERS
                          ----------------------------

                  CERTIFICATES. Ownership of Units of the Trust is evidenced by registered Certificates executed by the Trustee and the Sponsor. Certificates may be issued in denominations of one or more Units and will bear appropriate notations on their faces indicating which plan of distribution has been selected by the Certificateholder. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and/or accompanied by a written instrument or instruments of transfer. Although no such charge is presently made or contemplated, the Trustee may require a Certificateholder to pay $2.00 for each Certificate reissued or transferred and any governmental charge that may be imposed in connection with each such transfer or interchange. Mutilated, destroyed, stolen or lost Certificates will be

                                      -18-
1653.3
replaced upon delivery of satisfactory indemnity and payment of expenses incurred.

                  INTEREST AND PRINCIPAL DISTRIBUTIONS. Interest received by the Trust is credited by the Trustee to an Interest Account of such Trust and a deduction is made to reimburse the Trustee without interest for any amounts previously advanced. Proceeds representing principal received from the maturity, redemption, sale or other disposition of the Bonds are credited to a Principal Account of such Trust.

                  Distributions to each Certificateholder from the Interest Account are computed as of the close of business of each Record Date for the following Payment Date and consist of an amount substantially equal to one-twelfth, one-half or all of each Certificateholder's pro rata share of the Estimated Net Annual Interest Income in the Interest Account, depending upon the applicable plan of distribution. Distributions from the Principal Account will be computed as of each semi-annual Record Date, and will be made to the Certificateholders on or shortly after the next semi-annual Payment Date. Proceeds representing principal received from the disposition of any of the Bonds between a Record Date and a Payment Date which are not used for redemptions of Units will be held in the Principal Account and not distributed until the second succeeding semi-annual Payment Date. No distributions will be made to Certificateholders electing to participate in the Total Reinvestment Plan, except as provided thereunder. Persons who purchase Units between a Record Date and a Payment Date will receive their first distribution on the second Payment Date after such purchase.

                  Because interest payments are not received by the Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of a given Record Date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee will advance sufficient funds as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for these advances to the Interest Account. Funds which are available for future distributions, investment in the Total Reinvestment Plan, payments of expenses and redemptions are in accounts which are non-interest bearing to Certificateholders and are available for use by the Trustee pursuant to normal banking procedures.

                  As of the first day of each month, the Trustee will deduct from the Interest Account of the Trust and, to the extent funds are not sufficient therein, from the Principal Account of such Trust, amounts necessary to pay the expenses of such Trust (as determined on the basis set forth under "Trust Expenses and Charges"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of such Trust. Amounts so withdrawn shall not be considered a part of such Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units of such Trust by the Trustee.

                  The estimated monthly, semi-annual or annual interest distribution per Unit will be in the amount shown under "Summary of Essential Information" in Part A and will change and may be reduced as Bonds mature or are redeemed, exchanged or sold, or as expenses of the Trust fluctuate. No distribution need be made from the Principal Account until the balance therein is an amount sufficient to distribute at least $1.00 per Unit.

                  DISTRIBUTION ELECTIONS. Interest is distributed monthly, semi-annually or annually, depending upon the distribution plan applicable to the

                                      -19-
1653.3

Unit purchased. Record Dates are the first day of each month for monthly distributions, the first day of each June and December for semi-annual distributions and the first day of each December for annual distributions. Payment Dates will be the fifteenth day of each month following the respective Record Dates. Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Every October each Certificateholder may change his distribution election by notifying the Trustee in writing of such change between October 1 and November 1 of each year. (Certificateholders deciding to change their election should contact the Trustee by calling the number listed on the back cover hereof for information regarding the procedures that must be followed in connection with this written notification of the change of election.) Failure to notify the Trustee on or before November 1 of each year will result in a continuation of the plan for the following 12 months.

                  RECORDS. The Trustee will furnish Certificateholders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year (normally prior to January 31 of the succeeding year), the Trustee will furnish to each person who at any time during the calendar year was a Certificateholder of record of a Trust, a statement showing (a) as to the Interest Account of such Trust: interest received (including amounts representing interest received upon any disposition of Bonds and earned original issue discount, if any), amounts paid for redemptions of Units, if any, deductions for applicable taxes and fees and expenses of such Trust, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (b) as to the Principal Account of such Trust: the dates of disposition of any Bonds and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing accrued interest), deductions for payments of applicable taxes and fees and expenses of such Trust, amounts paid for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (c) a list of the Bonds held in such Trust and the number of Units outstanding on the last business day of such calendar year; (d) the Redemption Price per Unit of such Trust based upon the last computation thereof made during such calendar year; and (e) amounts actually distributed to Certificateholders during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year.

                  The Trustee shall keep available for inspection by Certificateholders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Certificateholders, Certificates issued or held, a current list of Bonds in the portfolio and a copy of the Trust Agreement.


                                   TAX STATUS
                                   ----------


                  All Bonds acquired by the Trust were accompanied by copies of opinions of bond counsel to the issuing governmental authorities given at the time of original delivery of the Bonds to the effect that the interest thereon is exempt from regular federal income tax and from New York State and New York City income taxes. Such interest may, however, be subject to federal corporate alternative minimum tax and to state or local taxes in other

                                      -20-
1653.3
jurisdictions. None of the Bonds in the Trust is subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986 (the "Act"). All Bonds were issued by or on behalf of the State of New York, its political subdivisions or its public authorities or by the Commonwealth of Puerto Rico or its public authorities. Neither the Sponsor nor the Trustee nor their respective counsel have made any review of the proceedings relating to the issuance of the Bonds or the bases for such opinions and express no opinion as to these matters, and neither the Trustee nor the Sponsor nor their respective counsel have made an independent examination or verification that the federal income tax status of the Bonds has not been altered since the time of the original delivery of those opinions.

                  In rendering the opinion set forth below, counsel has examined the Agreement, the final form of Prospectus dated the date hereof (the "Prospectus") and the documents referred to therein, among others, and has relied on the validity of said documents and the accuracy and completeness of the facts set forth therein.

                  In the opinion of Battle Fowler LLP, counsel for the Sponsor, under existing law:

                  The Trust is not an association taxable as a corporation for federal income tax purposes under the Internal Revenue Code of 1986 (the "Code"), and income received by the Trust that consists of interest excludable from federal gross income under the Code will be excludable from the federal gross income of the Certificateholders of the Trust.

                  Each Certificateholder will be considered the owner of a pro rata portion of the Trust under Section 676(a) of the Code. Thus, each Certificateholder will be considered to have received his pro rata share of bond interest when it is received by the Trust, and the net income distributable to Certificateholders that is exempt from federal income tax when received by the Trust will constitute tax-exempt income when received by the Certificateholders.

                  Gain (other than any earned original issue discount) realized on a sale or redemption of the Bonds or on sale of a Unit is, however, includable in gross income for federal income tax purposes, generally as capital gain, although gain on the disposition of a Bond or a Unit purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest.) Such gain may be long- or short-term gain depending on the facts and circumstances. Capital losses are deductible to the extent of capital gains; in addition, up to $3,000 of capital losses of non-corporate Certificateholders may be deducted against ordinary income. Capital assets must be held for more than one year to qualify for long-term capital gain treatment. Individuals who realize long-term capital gains will be subject to a maximum tax rate of 28% on such gain.

                  Each Certificateholder will realize taxable gain or loss when the Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity), as if the Certificateholder had directly disposed of his pro rata share of such Bond. The gain or loss is measured by the difference between (i) the tax cost of such pro rata share and (ii) the amount received therefor. For this purpose, a Certificateholder's tax cost for each Bond is determined by allocating the total tax cost of each Unit among all of the Bonds held in the Trust (in accordance with the portion of such Trust comprised by each Bond). In order to determine the amount of taxable gain or loss, the Certificateholder's amount received is similarly allocated at that time. The Certificate-

                                      -21-
1653.3
             holder may exclude from the amount received any amounts that represent accrued interest or the earned portion of any original issue discount but may not exclude amounts attributable to market discount. Thus, when a Bond is disposed of by the Trust at a gain, taxable gain will equal the difference between (i) the amount received and (ii) the amount paid plus any original issue discount (limited, in the case of Bonds issued after June 8, 1980, to the portion earned from the date of acquisition to the date of disposition). Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. No deduction is allowed for the amortization of bond premium on tax-exempt bonds such as the Bonds in computing regular federal income tax.

                  Discount generally accrues based on the principle of
             compounding of accrued interest, not on a straight-line or ratable method, with the result that the amount of earned original issue discount is less in the earlier years and more in the later years of a bond term. The tax basis of a discount bond is increased by the amount of accrued, tax-exempt original issue discount thus determined. This method of calculation will produce higher capital gains (or lower losses) to a Certificateholder, as compared to the results produced by the straight-line method of accounting for original issue discount, upon an early disposition of a Bond by the Trust or of a Unit by a Certificateholder.

                  A Certificateholder may also realize taxable income or loss when a Unit of the Trust is sold or redeemed. The amount received is allocated among all the Bonds in such Trust in the same manner as when the Trust disposes of Bonds and the Certificateholder may exclude accrued interest and the earned portion of any original issue discount (but not amounts attributable to market discount). The return of a Certificateholder's tax cost is otherwise a tax-free return of capital.

                  A portion of social security benefits is includable in gross income for taxpayers whose "modified adjusted gross income" combined with a portion of their benefits exceeds a base amount. The base amount is $25,000 for an individual, $32,000 for a married couple filing a joint return and zero for married persons filing separate returns. Interest on tax-exempt bonds is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits that are includable in gross income and determining whether an individual's income exceeds the base amount above which a portion of the benefits would be subject to tax. For taxable years beginning after December 31, 1993, the amount of Social Security benefits subject to tax have been increased.

                  Corporate Certificateholders are required to include in
             federal corporate alternative minimum taxable income 75 percent of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds alternative minimum taxable income (determined without regard to this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a minimum tax on excess "passive investment income" which includes tax-exempt interest.

                  Under federal law, interest on Trust-held Bonds issued by
             authority of the Government of Puerto Rico is exempt from regular federal income tax, and state and local income tax in the United States and Puerto Rico.

                  The Trust is not subject to the New York State Franchise Tax on Business Corporations or the New York City General Corporation Tax.

                                                      -22-
1653.3

             Under the personal income tax laws of the State and City of New York, the income of the Trust will be treated as the income of the Certificateholders. Interest on the Bonds that is exempt from tax under the laws of the State and City of New York when received by the Trust will retain its status as tax-exempt interest to its Certificateholders. In addition, non-residents of New York City will not be subject to the New York City personal income tax on gains derived with respect to their Units. Non-residents of New York State will not be subject to New York State personal income tax on such gains unless the Units are employed in a business, trade or occupation carried on in New York State. A New York State or New York City resident should determine his basis and holding period for his Units in the same manner for New York State and New York City tax purposes as for federal tax purposes. For corporations doing business in New York State and New York City, interest earned on state and municipal obligations that are exempt from federal income tax, including obligations of New York State and New York City, its political subdivisions and instrumentalities, must be included in calculating New York State and New York City entire net income for purposes of calculating New York State and New York City franchise (income) tax. The laws of the several states and local taxing authorities vary with respect to the taxation of such obligations and each Certificateholder is advised to consult his own tax advisor as to the tax consequences of his Certificates under state and local tax laws.


                  The exemption of interest on municipal obligations for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. The laws of such states and local governments vary with respect to the taxation of such obligations.

                  In the case of Bonds that are industrial revenue bonds ("IRBs") or certain types of private activity bonds, the opinions of bond counsel to the respective issuing authorities indicate that interest on such Bonds is exempt from regular federal income tax. However, interest on such Bonds will not be exempt from regular federal income tax for any period during which such Bonds are held by a "substantial user" of the facilities financed by the proceeds of such Bonds or by a "related person" thereof within the meaning of the Code. Therefore, interest on any such Bonds allocable to a Certificateholder who is such a "substantial user" or "related person" thereof will not be tax-exempt. Furthermore, in the case of IRBs that qualify for the "small issue" exemption, the "small issue" exemption will not be available or will be lost if, at any time during the three-year period beginning on the later of the date the facilities are placed in service or the date of issue, all outstanding tax-exempt IRBs, together with a proportionate share of any present issue, of an owner or principal user (or related person) of the facilities exceeds $40,000,000. In the case of IRBs issued under the $10,000,000 "small issue" exemption, interest on such IRBs will become taxable if the face amount of such IRBs plus certain capital expenditures exceeds $10,000,000.

                  In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited "arbitrage" activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons' outstanding tax-exempt IRBs, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.


                                      -23-
1653.3

                  Interest on indebtedness incurred or continued to purchase or carry the Units is not deductible for regular federal income tax or New York State or New York City income tax purposes. However, such interest is deductible for New York State and New York City income tax purposes by corporations that are required to include interest on the Bonds in New York State and New York City entire net income for purposes of calculating New York State and New York City franchise (income) taxes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of the Units. Similar rules are applicable for New York State and New York City tax purposes. Also, in the case of certain financial institutions that acquire Units, in general no deduction is allowed for interest expense allocable to the Units.

                  From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on debt obligations similar to the Bonds in the Trust, and it can be expected that similar proposals may be introduced in the future.

                  In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and subject the interest on such bonds to federal income tax if not registered, and that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Bonds in the Trust and to tax interest on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust in accordance with Section 103 of the Code.

                  The opinions of bond counsel or special tax counsel to the issuing governmental authorities to the effect that interest on the Bonds is exempt from regular federal income tax may be limited to law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Investors are advised to consult their own tax advisors for advice with respect to the effect of any legislative changes.


                                    LIQUIDITY
                                    ---------

                  SPONSOR REPURCHASE. The Sponsor, although not obligated to do so, intends to maintain a secondary market for the Units. The Sponsor's secondary market repurchase price will be based on the aggregate bid price of the Bonds in the Trust portfolio and will be the same as the redemption price. The aggregate bid price will be determined by the Evaluator on a daily basis set forth under "Trustee Redemption." Certificateholders who wish to dispose of their Units should inquire of the Sponsor prior to making a tender for redemption. The Sponsor may discontinue repurchases of Units of the Trust if the supply of Units exceeds demand, or for other business reasons. The date of repurchase is deemed to be the date on which Certificates representing Units are physically received in proper form by the Sponsor, Reich & Tang Distributors L.P., 600 Fifth Avenue, New York, New York 10020. Units received after 4 P.M., New York time, will be deemed to have been repurchased on the next business day. In the event a market is not maintained for the Units, a Certificateholder may be able to dispose of Units only by tendering them to the Trustee for redemption.

                  Prospectuses relating to certain other bond trusts indicate an intention by the respective Sponsors, subject to change, to repurchase units

                                      -24-
1653.3
on the basis of a price higher than the bid prices of the Bonds in the Trusts. Consequently, depending on the prices actually paid, the secondary market repurchase price of other trusts may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for units of these Trusts, although in all bond trusts, the purchase price of a unit depends primarily on the value of the bonds in the trust portfolio.

                  Units purchased by the Sponsor in the secondary market may be reoffered for sale by the Sponsor at a price based on the aggregate bid price of the Bonds in a Trust plus a 4-1/2% sales charge (4.712% of the net amount invested) plus net accrued interest. Any Units that are purchased by the Sponsor in the secondary market also may be redeemed by the Sponsor if it determines such redemption to be in its best interest.

                  The Sponsor may, under certain circumstances, as a service to Certificateholders, elect to purchase any Units tendered to the Trustee for redemption (see "Trustee Redemption"). Factors which the Sponsor will consider in making a determination will include the number of Units of all Trusts which it has in inventory, its estimate of the salability and the time required to sell such Units and general market conditions. For example, if in order to meet redemptions of Units the Trustee must dispose of Bonds, and if such disposition cannot be made by the redemption date (seven calendar days after tender), the Sponsor may elect to purchase such Units. Such purchase shall be made by payment to the Certificateholder not later than the close of business on the redemption date of an amount equal to the Redemption Price on the date of tender.

                  TRUSTEE REDEMPTION. Units also may be tendered to the Trustee for redemption at its corporate trust office as set forth in Part A of this Prospectus, upon proper delivery of Certificates representing such Units and payment of any relevant tax. At the present time there are no specific taxes related to the redemption of Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

                  Certificates representing Units to be redeemed must be delivered to the Trustee and must be properly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in the case of lost, stolen or mutilated Certificates). Thus, redemptions of Units cannot be effected until Certificates representing such Units have been delivered by the person seeking redemption. (See "Certificates".) Certificateholders must sign exactly as their names appear on the faces of their Certificates. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.


                  Within three business days following a tender for redemption, the Certificateholder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.


                  Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell bonds in order to make funds available for redemptions. Such sales, if required, could

                                      -25-
1653.3
result in a sale of Bonds by the Trustee at a loss. To the extent Bonds in a Trust are sold, the size and diversity of such Trust will be reduced.

                  The Redemption Price per Unit is the pro rata share of each Unit in a Trust determined by the Trustee on the basis of (v) the cash on hand in such Trust or moneys in the process of being collected, (vi) the value of the Bonds in such Trust based on the bid prices of such Bonds and (vii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust, (b) the accrued expenses of such Trust and
(c) cash allocated for distribution to Certificateholders of record of such Trust as of the business day prior to the evaluation being made. The Evaluator may determine the value of the Bonds in such Trust for purposes of redemption
(1) on the basis of current bid prices of the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by such Trust,
(2) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available, (3) by determining the value of the Bonds by appraisal, or (4) by any combination of the above.

                  The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase a Unit tendered for redemption or if the Sponsor tenders a Unit for redemption, in lieu of redeeming such Unit, to sell such Unit in the over-the-counter market for the account of the tendering Certificateholder at prices which will return to the Certificateholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Unit. The Trustee will pay the net proceeds of any such sale to the Certificateholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

                  The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee and the Sponsor are not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

                  A Certificateholder who wishes to dispose of his Units should inquire of his bank or broker in order to determine if there is a current secondary market price in excess of the Redemption Price.


                             TOTAL REINVESTMENT PLAN
                             -----------------------


                  Under the Total Reinvestment Plan (the "Plan"), semi-annual and annual Certificateholders may elect to have all regular interest and principal distributions, if any, with respect to their Units reinvested either in units of various series of "New York Municipal Trust"* which will have been created shortly before each semi-annual or annual Payment Date (a "Primary Series") or, if units of a Primary Series are not available, in units of a previously

--------
* Certificateholders of either Trust who participate in the Plan will have reinvestments made in Units from a similar Trust if such Units are available. If no such Units are available for reinvestment, distributions to Certificateholders will be reinvested in Units of regular series of Municipal Securities Trusts, the income earned on which may not be exempt from state and local income taxes.

                                      -26-
1653.3
formed series of a Trust which have been repurchased by the Sponsor in the secondary market or which constitute a portion of the Units of a Trust not sold by the Sponsor prior to such Payment Date (a "Secondary Series") (Primary Series and Secondary Series are hereafter collectively referred to as "Available Series"). June 15 and December 15 of each year, in the case of semi-annual Certificateholders, and December 15 of each year, in the case of annual Certificateholders, are the "Plan Reinvestment Dates."

                  Under the Plan (subject to compliance with applicable blue sky laws), fractional units ("Plan Units") will be purchased from the Sponsor at a price equal to the aggregate offering price per Unit of the bonds in the Available Series portfolio during the initial offering of the Available Series or at the aggregate bid price per Unit of the Available Series if its initial offering has been completed, plus a sales charge equal to 3.627% of the net amount invested in such bonds or 3-1/2% of the Reinvestment Price per Plan Unit, plus accrued interest, divided by one hundred (the "Reinvestment Price per Plan Unit"). All Plan Units will be sold at this reduced sales charge of 3-1/2% in comparison to the regular sales charge on primary and secondary market sales of Units in any series of "New York Municipal Trust". Participants in the Plan will have the opportunity to designate, in the Authorization Form for the Plan, the name of a broker to whom the Sponsor will allocate a sales commission of 1-1/2% per Plan Unit, payable out of the 3-1/2% sales charge. If no such designation is made, the Sponsor will retain the sales commission.

                  Under the Plan, the entire amount of a participant's income and principal distributions will be reinvested. For example, a Certificateholder who is entitled to receive $130.50 interest income from a Trust would acquire
13.05 Plan Units assuming that the Reinvestment Price per Plan Unit, plus accrued interest, approximated $10 (Ten Dollars).

                  A semi-annual or annual Certificateholder may join the Plan at the time he invests in Units of a Trust or any time thereafter by delivering to the Trustee an Authorization Form which is available from brokers or the Sponsor. In order that distributions may be reinvested on a particular Plan Reinvestment Date, the Authorization Form must be received by the Trustee not later than the 15th day of the month preceding such Date. Authorization Forms not received in time for a particular Plan Reinvestment Date will be valid only for the second succeeding Plan Reinvestment Date. Similarly, a participant may withdraw from the Plan at any time by notifying the Trustee (see below). However, if written confirmation of withdrawal is not given to the Trustee prior to a particular distribution, the participant will be deemed to have elected to participate in the Plan with respect to that particular distribution and his withdrawal would become effective for the next succeeding distribution.

                  Once delivered to the Trustee, an Authorization Form will constitute a valid election to participate in the Plan with respect to Units purchased in a Trust (and with respect to Plan Units purchased with the distributions from the Units purchased in a Trust) for each subsequent distribution as long as the Certificateholder continues to participate in the Plan. However, if an Available Series should materially differ from a Trust in the opinion of the Sponsor, the authorization will be voided and participants will be provided with both a notice of the material change and a new Authorization Form which would have to be returned to the Trustee before the Certificateholder would again be able to participate in the Plan. The Sponsor anticipates that a material difference which would result in a voided authorization would include such facts as the inclusion of bonds in the Available Series portfolio the interest income on which was not exempt from all federal, New York State and New York City income tax, or the inclusion of bonds which were not rated "A" or better by either Standard & Poor's

                                      -27-
1653.3

Corporation or Moody's Investors Service, Inc. on the date such bonds were initially deposited in the Available Series portfolio.

                  The Sponsor has the option at any time to use units of a Secondary Series to fulfill the requirements of the Plan in the event units of a Primary Series are not available either because a Primary Series is not then in existence or because the registration statement relating thereto is not declared effective in sufficient time to distribute final prospectuses to Plan participants (see below). It should be noted that there is no assurance that the quality and diversification of the Bonds in any Available Series or the estimated current return thereon will be similar to that of these Trusts.

                  It is the Sponsor's intention that Plan Units will be offered on or about each semi-annual and annual Record Date for determining who is eligible to receive distributions on the related Payment Date. Such Record Dates are June 1 and December 1 of each year for semi-annual Certificateholders, and December 1 of each year for annual Certificateholders. On each Record Date, the Sponsor will send a current Prospectus relating to the Available Series being offered for the next Plan Reinvestment Date along with a letter which reminds each participant that Plan Units are being purchased for him as part of the Plan unless he notifies the Trustee in writing by that Plan Reinvestment Date that he no longer wishes to participate in the Plan. In the event a Primary Series has not been declared effective in sufficient time to distribute a final Prospectus relating thereto and there is no Secondary Series as to which a registration statement is currently effective, it is the Sponsor's intention to suspend the Plan and distribute to each participant his regular semi-annual or annual distribution. If the Plan is so suspended, it will resume in effect with the next Plan Reinvestment Date assuming units of an Available Series are then being offered.

                  To aid a participant who might desire to withdraw either from the Plan or from a particular distribution, the Trustee has established a toll free number (see below) for participants to use for notification of withdrawal, which must be confirmed in writing prior to the Plan Reinvestment Date. Should the Trustee be so notified, it will make the appropriate cash disbursement. Unless the withdrawing participant specifically indicates in his written confirmation that (a) he wishes to withdraw from the Plan for that particular distribution only, or (b) he wishes to withdraw from the Plan for less than all units of each series of "New York Municipal Trust" which he might then own (and specifically identifies which series are to continue in the Plan), he will be deemed to have withdrawn completely from the Plan in all respects. Once a participant withdraws completely, he will only be allowed to again participate in the Plan by submitting a new Authorization Form. A sale or redemption of a portion of a participant's Plan Units will not constitute a withdrawal from the Plan with respect to the remaining Plan Units owned by such participant.

                  Unless a Certificateholder notifies the Trustee in writing to the contrary, each semi-annual and annual Certificateholder who has acquired Plan Units will be deemed to have elected the semi-annual and annual plan of distribution, respectively, and to participate in the Plan with respect to distributions made in connection with such Plan Units. (Should the Available Series from which Plan Units are purchased for the account of an annual Certificateholder fail to have an annual distribution plan, such Certificateholder will be deemed to have elected the semi-annual plan of distribution, and to participate in the Plan with respect to distributions made in connection with such Plan Units.) A participant who subsequently desires to have distributions made with respect to Plan Units delivered to him in cash may withdraw from the Plan with respect to such Plan Units and remain in the Plan with respect to units acquired other than through the Plan. Assuming a participant has his distributions made with respect to Plan Units reinvested, all such distributions will be accumulated with distributions generated from

                                      -28-
1653.3
the Units of a Trust used to purchase such additional Plan Units. However, distributions related to units in other series of "New York Municipal Trust" will not be accumulated with the foregoing distributions for Plan purchases. Thus, if a person owns units in more than one series of "New York Municipal Trust" (which are not the result of purchases under the Plan), distributions with respect thereto will not be aggregated for purchases under the Plan.

                  Although not obligated to do so, the Sponsor has maintained and intends to continue to maintain a market for the Plan Units and continuously to offer to purchase Plan Units at prices based upon the aggregate offering price of the bonds in the Available Series portfolio, during the initial offering of the Available Series, or at the aggregate bid price of the Bonds in the Available Series if its initial offering has been completed. The Sponsor may discontinue such purchases at any time. The aggregate bid price of the underlying bonds may be expected to be less than the aggregate offering prices. In the event that a market is not maintained for Plan Units, a participant desiring to dispose of his Plan Units may be able to do so only by tendering such Plan Units to the Trustee for redemption at the Redemption Price of full units in the Available Series corresponding to such Plan Units, which is based upon the aggregate bid price of the underlying bonds as described in the "New York Municipal Trust" Prospectus for the Available Series in question. If a participant wishes to dispose of his Plan Units, he should inquire of the Sponsor as to current market prices prior to making a tender for redemption to the Trustee.

                  Any participant may tender his Plan Units for redemption to the Available Series trustee. Participants may redeem Plan Units by making a written request to the Trustee at the address set forth in Part A, on the Redemption Form supplied by the Trustee. The redemption price per Plan Unit will be determined as set forth in the "New York Municipal Trust" Prospectus of the Available Series from which such Plan Unit was purchased following receipt of the request and adjusted to reflect the fact that it relates to a Plan Unit. There is no charge for the redemption of Plan Units.

                  The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Plan Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor will purchase any Plan Units tendered to the Trustee for redemption by making payment therefor to the Certificateholder in an amount not less than the redemption price for such Plan Units on the date of tender not later than the day on which such Plan Units would otherwise have been redeemed by the Trustee.

                  Participants in the Plan will not receive individual certificates for their Plan Units unless the amount of Plan Units accumulated represents $1,000 principal amount of bonds underlying such Units and, in such case, a written request for certificates is made to the Trustee. All Plan Units will be accounted for by the Trustee on a book entry system. Each time Plan Units are purchased under the Plan, a participant will receive a confirmation stating his cost, number of Units purchased and estimated current return. Questions regarding a participant's statement should be directed to the Trustee at the telephone number set forth in the "Summary of Essential Information" in Part A.

                  All expenses relating to the operation of the Plan are borne by the Sponsor. Both the Sponsor and the Trustee reserve the right to suspend, modify or terminate the Plan at any time for any reason, including the right to suspend the Plan if the Sponsor is unable or unwilling to establish a Primary Series or is unable to provide Secondary Series units. All participants will receive notice of any such suspension, modification or termination.



                                      -29-
1653.3

                              TRUST ADMINISTRATION
                              --------------------


                  PORTFOLIO SUPERVISION. The Sponsor may direct the Trustee to dispose of Bonds upon (i) default in payment of principal or interest on such Bonds, (ii) institution of certain legal proceedings with respect to the issuers of such Bonds, (iii) default under other documents adversely affecting debt service on such Bonds, (iv) default in payment of principal or interest on other obligations of the same issuer or guarantor, (v) with respect to revenue Bonds, decline in revenues and income of any facility or project below the estimated levels calculated by proper officials charged with the construction or operation of such facility or project, or (vi) decline in price or the occurrence of other market or credit factors which in the opinion of the Sponsor would make the retention of such Bonds in a Trust detrimental to the interests of the Certificateholders. If a default in the payment of principal or interest on any of the Bonds occurs and if the Sponsor fails to instruct the Trustee to sell or hold such Bonds, the Trust Agreement provides that the Trustee may sell such Bonds.

                  The Sponsor is authorized by the Trust Agreement to direct the Trustee to accept or reject certain plans for the refunding or refinancing of any of the Bonds. Any bonds received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Agreement to the same extent as the Bonds originally deposited. Within five days after such deposit, notice of such exchange and deposit shall be given by the Trustee to each Certificateholder registered on the books of the Trustee, including an identification of the Bonds eliminated and the Bonds substituted therefor. Except as stated, the acquisition by the Trusts of any securities other than the bonds initially deposited is prohibited.

                  TRUST AGREEMENT, AMENDMENT AND TERMINATION. The Trust Agreement may be amended by the Trustee, the Sponsor and the Evaluator without the consent of any of the Certificateholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such other provisions in regard to matters arising thereunder as shall not adversely affect the interests of the Certificateholders.

                  The Trust Agreement may also be amended in any respect, or performance of any of the provisions thereof may be waived, with the consent of the holders of Certificates evidencing 66-2/3% of the Units then outstanding for the purpose of modifying the rights of Certificateholders; provided that no such amendment or waiver shall reduce any Certificateholder's interest in a Trust without his consent or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of the holders of all Certificates. The Trust Agreement may not be amended, without the consent of the holders of all Certificates in a Trust then outstanding, to increase the number of Units issuable by such Trust or to permit the acquisition of any bonds in addition to or in substitution for those initially deposited in such Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Certificateholders, in writing, of the substance of any such amendment.

                  The Trust Agreement provides that the Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Bonds held in such Trust but in no event is it to continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the Trust Agreement. If the value of a Trust shall be less than the minimum amount set forth under "Summary of Essential Information", the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Trust. The Trust may also be terminated at any time with the consent of

                                      -30-
1653.3
the holders of Certificates representing 100% of the Units of such Trust then outstanding. In the event of termination, written notice thereof will be sent by the Trustee to all Certificateholders. Within a reasonable period after termination, the Trustee must sell any Bonds remaining in the terminated Trust, and, after paying all expenses and charges incurred by such Trust, distribute to each Certificateholder, upon surrender for cancellation of his Certificate for Units his pro rata share of the Interest and Principal Accounts of such Trust.


                  THE SPONSOR. The Sponsor, Reich & Tang Distributors L.P. ("Reich & Tang") is engaged in the brokerage business and is a member of the National Association of Securities Dealers, Inc. Reich & Tang is also a registered investment adviser. Reich & Tang maintains its principal business offices at 600 Fifth Avenue, New York, New York 10020. Reich & Tang Asset Management L.P. ("RTAM LP"), a registered investment adviser, having its principal place of business at 399 Boylston Street, Boston, MA 02116, is the 99% limited partner of the Sponsor. RTAM LP is 99.5% owned by New England Investment Companies, LP ("NEIC LP") and Reich & Tang Asset Management, Inc., a wholly owned subsidiary of NEIC LP, owns the remaining .5% interest of RTAM LP and is its general partner. NEIC LP's general partner is New England Investment Companies, Inc. ("NEIC"), a holding company offering a broad array of investment styles across a wide range of asset categories through eleven subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. These affiliates in the aggregate are investment advisers or managers to over 54 registered investment companies. Reich & Tang is the successor sponsor for numerous series of unit investment trusts, including, New York Municipal Trust, Series 1 (and Subsequent Series), Municipal Securities Trust, Series 1 (and Subsequent Series), 1st Discount Series (and Subsequent Series), Multi-State Series 1 (and Subsequent Series), Mortgage Securities Trust, Series 1 (and Subsequent Series), Insured Municipal Securities Trust, Series 1 (and Subsequent Series), 5th Discount Series (and Subsequent Series), and Equity Securities Trust, Series 1, Signature Series, Gabelli Communications Income Trust (and Subsequent Series). The information included herein is only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations.

                  On August 30, 1996, of New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. RTAM L.P. remains a wholly-owned subsidiary of NEIC LP, but RTAM Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, Metlife New England Holdings, Inc., a wholly-owned subsidiary of MetLife, owns 55% of the outstanding limited partnership interest of NEIC L.P., also indirectly owns a majority of the outstanding limited partnership interest of NEIC LP.

                  MetLife is a mutual life insurance company with assets of $142.2 billion at March 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.2 trillion at March 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.


                  The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Certificateholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                                      -31-
1653.3

                  The Sponsor may resign at any time by delivering to the Trustee an instrument of resignation executed by the Sponsor.

                  If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may either (a) appoint a successor Sponsor, (b) terminate the Trust Agreement and liquidate the Trusts, or (c) continue to act as Trustee without terminating the Trust Agreement. Any successor Sponsor appointed by the Trustee shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $1,000,000.

                  THE TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 101 Barclay Street, New York, New York 10286 (1-800-431-8002). The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee must be a banking corporation organized under the laws of the United States or any state which is authorized under such laws to exercise corporate trust powers and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the portfolio of the Trust.

                  The Trustee shall not be liable or responsible in any way for taking any action or for refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment; or for any disposition of any moneys, Bonds or Certificates in accordance with the Trust Agreement, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or the Trusts which it may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds pursuant to the Trust Agreement.

                  For further information relating to the responsibilities of the Trustee under the Trust Agreement, see "Rights of Certificateholders."

                  The Trustee may resign by executing an instrument in writing and filing the same with the Sponsor, and mailing a copy of a notice of resignation to all Certificateholders. In such an event, the Sponsor is obligated to appoint a successor Trustee as soon as possible. In addition, if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. If upon resignation of the Trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee. Upon execution of a written acceptance of such appointment by such successor Trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.


                                      -32-
1653.3

                  Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must always be a banking corporation organized under the laws of the United States or any State and have at all times an aggregate capital, surplus and undivided profits of not less than $2,500,000.


                  THE EVALUATOR. The Evaluator is Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, with main offices located at 65 Broadway, New York, New York 10006. The Evaluator is a wholly-owned subsidiary of McGraw-Hill, Inc. The Evaluator is a registered investment advisor and also provides financial information services.


                  The Trustee, the Sponsor and Certificateholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Certificateholders for errors in judgment, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                  The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                           TRUST EXPENSES AND CHARGES
                           --------------------------

                  At no cost to the Trust, the Sponsor has borne the expenses of creating and establishing the Trust, including the cost of initial preparation and execution of the Trust Agreement, registration of the Trust and the Units under the Investment Company Act of 1940 and the Securities Act of 1933, preparation and printing of the Certificates, legal and auditing expenses, advertising and selling expenses, initial fees and expenses of the Trustee and other out-of-pocket expenses. The fees of the Evaluator, however, incurred during the initial public offering period are paid directly by the Trust.

                  The Sponsor will not charge the Trust a fee for its services as such. (See "Sponsor's Profits".)

                  The Trustee will receive for its ordinary recurring services to each Trust an annual fee in the amount set forth under "Summary of Essential Information" in Part A. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Trust Administration" and "Rights of Certificateholders".

                  The Evaluator will receive, for each daily evaluation of the Bonds in the Trusts, a fee in the amount set forth under "Summary of Essential Information" in Part A.

                  The Trustee's and Evaluator's fees are payable monthly as of the Record Date from the Interest Account to the extent funds are available and then from the Principal Account. Both fees may be increased without approval of the Certificateholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent."

                                      -33-
1653.3

                  The following additional charges are or may be incurred by the
Trust: all expenses (including counsel and auditing fees) of the Trustee incurred and advances made in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Certificateholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust; indemnification of the Sponsor for any loss, liabilities and expenses incurred in acting as Sponsor of a Trust without gross negligence, bad faith or willful misconduct on its part; and all taxes and other governmental charges imposed upon the Bonds or any part of a Trust (no such taxes or charges are being levied, made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fees, when paid by or owing to the Trustee are secured by a first lien on the Trust to which such expenses are allowable. In addition, the Trustee is empowered to sell Bonds of a Trust in order to make funds available to pay all expenses of such Trust.


                  Unless the Sponsor otherwise directs, the accounts of the Trust shall be audited not less than annually by independent public accountants selected by the Sponsor. The expenses of the audit shall be an expense of the Trust. So long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds $.50 per 1,000 Units. Certificateholders covered by the audit during the year may receive a copy of the audited financials upon request.



                     EXCHANGE PRIVILEGE AND CONVERSION OFFER
                     ---------------------------------------



                  EXCHANGE PRIVILEGE. Certificateholders will be able to elect to exchange any or all of their Units of this Trust for Units of one or more of any available series of Equity Securities Trust, Insured Municipal Securities Trust, Municipal Securities Trust, New York Municipal Trust or Mortgage Securities Trust (the "Exchange Trusts") at a reduced sales charge as set forth below. Under the Exchange Privilege, the Sponsor's repurchase price during the initial offering period of the Units being surrendered will be based on the market value of the Securities in the Trust portfolio or on the aggregate offer price of the Bonds in the other Trust Portfolios; and, after the initial offering period has been completed, will be based on the aggregate bid price of the Bonds in the particular Trust portfolio. Units in an Exchange Trust then will be sold to the Certificateholder at a price based on the aggregate offer price of the Bonds in the Exchange Trust portfolio (or for units of Equity Securities Trust, based on the market value of the underlying securities in the Trust portfolio) during the initial public offering period of the Exchange Trust; and after the initial public offering period has been completed, based on the aggregate bid price of the Bonds in the Exchange Trust Portfolio if its initial offering has been completed plus accrued interest (or for units of Equity Securities Trust, based on the market value of the underlying securities in the Trust portfolio) and a reduced sales charge as set forth below.

                  Except for Certificateholders who wish to exercise the Exchange Privilege within the first five months of their purchase of Units of the Trust, any purchaser who purchases Units under the Exchange Privilege will pay a lower sales charge than that which would be paid for the Units by a new investor. For Certificateholders who wish to exercise the Exchange Privilege within the first five months of their purchase of Units of the Trust, the sales charge applicable to the purchase of units of an Exchange Trust shall be the greater of (i) the reduced sales charge or (ii) an amount which when

                                      -34-
1653.3
coupled with the sales charge paid by the Certificateholder upon his original purchase of Units of the Trust would equal the sales charge applicable in the direct purchase of units of an Exchange Trust.

                  Exercise of the Exchange Privilege by Certificateholders is subject to the following conditions (i) the Sponsor must be maintaining a secondary market in the units of the available Exchange Trust, (ii) at the time of the Certificateholder's election to participate in the Exchange Privilege, there must be units of the Exchange Trust available for sale, either under the initial primary distribution or in the Sponsor's secondary market, (iii) exchanges will be effected in whole units only, (iv) Units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 Units and (v) Units of the Equity Securities Trust may only be acquired in blocks of 100 Units. Certificateholders will not be permitted to advance any funds in excess of their redemption in order to complete the exchange. Any excess proceeds received from a Certificateholder for exchange will be remitted to such Certificateholder.

                  The Sponsor reserves the right to suspend, modify or terminate the Exchange Privilege. The Sponsor will provide Certificateholders of the Trust with 60 days' prior written notice of any termination or material amendment to the Exchange Privilege, provided that, no notice need be given if (i) the only material effect of an amendment is to reduce or eliminate the sales charge payable at the time of the exchange, to add one or more series of the Trust eligible for the Exchange Privilege or to delete a series which has been terminated from eligibility for the Exchange Privilege, (ii) there is a suspension of the redemption of units of an Exchange Trust under Section 22(e) of the Investment Company Act of 1940, or (iii) an Exchange Trust temporarily delays or ceases the sale of its units because it is unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions. During the 60-day notice period prior to the termination or material amendment of the Exchange Privilege described above, the Sponsor will continue to maintain a secondary market in the units of all Exchange Trusts that could be acquired by the affected Certificateholders. Certificateholders may, during this 60-day period, exercise the Exchange Privilege in accordance with its terms then in effect.

                  To exercise the Exchange Privilege, a Certificateholder should notify the Sponsor of his desire to exercise his Exchange Privilege. If Units of a designated, outstanding series of an Exchange Trust are at the time available for sale and such Units may lawfully be sold in the state in which the Certificateholder is a resident, the Certificateholder will be provided with a current prospectus or prospectuses relating to each Exchange Trust in which he indicates an interest. He may then select the Trust or Trusts into which he desires to invest the proceeds from his sale of Units. The exchange transaction will operate in a manner essentially identical to a secondary market transaction except that units may be purchased at a reduced sales charge.

                  THE CONVERSION OFFER. Unit owners of any registered unit investment trust for which there is no active secondary market in the units of such trust (a "Redemption Trust") will be able to elect to redeem such units and apply the proceeds of the redemption to the purchase of available Units of one or more series of Municipal Securities Trust, Insured Municipal Securities Trust, Mortgage Securities Trust, New York Municipal Trust or Equity Securities Trust (the "Conversion Trusts") at the Public Offering Price for units of the Conversion Trust based on a reduced sales charge as set forth below. Under the Conversion Offer, units of the Redemption Trust must be tendered to the trustee of such trust for redemption at the redemption price determined as set forth in the relevant Redemption Trust's prospectus. The purchase price of the units will be based on the aggregate offer price of the in the Conversion Trust's portfolio securities during its initial offering

                                      -35-
1653.3
period; or, at a price based on the aggregate bid price of the underlying bonds if the initial public offering of the Conversion Trust has been completed, plus accrued interest and a sales charge as set forth below. If the participant elects to purchase units of the Equity Securities Trust under the Conversion Offer, the purchase price of the units will be based, at all times, on the market value of the underlying securities in the Trust portfolio plus a sales charge.

                  Except for Certificateholders who wish to exercise the Conversion Offer within the first five months of their purchase of units of a Redemption Trust, any Certificateholder who purchases Units under the Conversion Offer will pay a lower sales charge than that which would be paid for the Units by a new investor. For Certificateholders who wish to exercise the Conversion Offer within the first five months of their purchase of units of Redemption Trust, the sales charge applicable to the purchase of Units of a Conversion Trust shall be the greater of (i) the reduced sales charge or (ii) an amount which when coupled with the sales charge paid by the Certificateholder upon his original purchase of units of the Redemption Trust would equal the sales charge applicable in the direct purchase of Units of a Conversion Trust.

                  The exercise of the Conversion Offer is subject to the following limitations: (i) the Conversion Offer is limited only to unit owners of any Redemption Trust, (ii) at the time of the unit owner's election to participate in the Conversion Offer, there also must be available units of a Conversion Trust, either under a primary distribution or in the Sponsor's secondary market, (iii) exchanges under the Conversion Offer will be effected in whole units only, (iv) units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 units, (v) units of the Equity Securities Trust may only be acquired in blocks of 100 Units. Unit owners will not be permitted to advance any new funds in order to complete an exchange under the Conversion Offer. Any excess proceeds from units being redeemed will be returned to the unit owner.

                  The Sponsor reserves the right to modify, suspend or terminate the Conversion Offer. The Sponsor will provide Certificateholders with 60 days prior written notice of any termination or material amendment to the Conversion Offer, provided that, no notice need be given if (i) the only material effect of an amendment is to reduce or eliminate the sales charge payable at the time of the exchange, to add one or more series of the Trusts eligible for the Conversion Offer, to add any new unit investment trust sponsored by Reich & Tang or a sponsor controlled by or under common control with Reich & Tang, or to delete a series which has been terminated from eligibility for the Conversion Offer, (ii) there is a suspension of the redemption of units of a Conversion Trust under Section 22(e) of the Act, or (iii) a Conversion Trust temporarily delays or ceases the sale of its units because it is unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions.

                  To exercise the Conversion Offer, a unit owner of a Redemption Trust should notify his retail broker of his desire to redeem his Redemption Trust Units and use the proceeds from the redemption to purchase Units of one or more of the Conversion Trusts. If Units of a designated, outstanding series of a Conversion Trust are at that time available for sale and if such Units may lawfully be sold in the state in which the unit owner is a resident, the unit owner will be provided with a current prospectus or prospectuses relating to each Conversion Trust in which he indicates an interest. He then may select the Trust or Trusts into which he decides to invest the proceeds from the sale of his Units. The transaction will be handled entirely through the unit owner's retail broker. The retail broker must tender the units to the trustee of the Redemption Trust for redemption and then apply the proceeds to the redemption toward the purchase of units of a Conversion Trust at a price based on the aggregate offer or bid side evaluation per Unit of the


                                      -36-
1653.3

Conversion Trust, depending on which price is applicable, plus accrued interest and the applicable sales charge. The certificates must be surrendered to the broker at the time the redemption order is placed and the broker must specify to the Sponsor that the purchase of Conversion Trust Units is being made pursuant to the Conversion Offer. The unit owner's broker will be entitled to retain a portion of the sales charge.


                  DESCRIPTION OF THE EXCHANGE TRUSTS AND THE CONVERSION TRUSTS. Municipal Securities Trust and New York Municipal Trust may be appropriate investment vehicles for an investor who is more interested in tax-exempt income. The interest income from New York Municipal Trust is, in general, also exempt from New York State and local New York income taxes, while the interest income from Municipal Securities Trust is subject to applicable New York State and local New York income taxes, except for that portion of the income which is attributable to New York obligations in the Trust portfolio, if any. The interest income from each State Trust of the Multi-State Series is, in general, exempt from state and local taxes when held by residents of the state where issuers of bonds in such State Trusts are located. The Insured Municipal Securities Trust combines the advantages of income free from regular federal income tax with the added safety of irrevocable insurance on the underlying obligations. Insured Navigator Series further combines the advantages of providing interest income free from regular federal income tax and sate and local taxes when held by residents of the state where issuers of bonds in such state trusts are located with the added safety of irrevocable insurance on the underlying obligations. Mortgage Securities Trust offers an investment vehicle for investors who are interested in obtaining safety of capital and a high level of current distribution of interest income through investment in a fixed portfolio of collaterized mortgage obligations. Equity Securities Trust offers investors an opportunity to achieve capital appreciation together with a high level of current income.

                  TAX CONSEQUENCES OF THE EXCHANGE PRIVILEGE AND THE CONVERSION OFFER. A surrender of units pursuant to the Exchange Privilege or the Conversion Offer normally will constitute a "taxable event" to the Certificateholder under the Code. The Certificateholder will recognize a tax gain or loss that will be of a long- or short-term capital or ordinary income nature depending on the length of time the units have been held and other factors. A Certificateholder's tax basis in the Units acquired pursuant to the Exchange Privilege or Conversion Offer will be equal to the purchase price of such Units. Investors should consult their own tax advisors as to the tax consequences to them of exchanging or redeeming units and participating in the Exchange Privilege or Conversion Offer.



                                  OTHER MATTERS
                                  -------------

                  LEGAL OPINIONS. The legality of the Units originally offered and certain matters relating to federal tax law have been passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, or Berger Steingut Tarnoff & Stern, 600 Madison Avenue, New York, New York 10022, as counsel for the Sponsor. Carter, Ledyard & Milburn, Two Wall Street, New York, New York 10005 have acted as counsel for The Chase Manhattan Bank. On the initial date of deposit, Booth & Baron acted as counsel for The Bank of New York.

                  INDEPENDENT ACCOUNTANTS. The financial statements of the Trusts for the year ended December 31, 1996 included in Part A of this Prospectus have been examined by Price Waterhouse LLP, independent accountants. The financial statements have been so included in reliance on their report given upon the authority of said firm as experts in accounting and auditing. KPMG Peat Marwick LLP has consented to the incorporation by reference of their report on the statements of operations and changes in net assets for the

                                      -37-
1653.3

Trusts included in Part A of this Prospectus for the periods ended December 31, 1994 and December 31, 1995, respectively.



                          DESCRIPTION OF BOND RATINGS*
                          ---------------------------


                  STANDARD & POOR'S. A brief description of the applicable Standard & Poor's rating symbols and their meanings is as follows:


                  A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

                  The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

                  The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

                  The ratings are based, in varying degrees, on the following considerations:

                  (a) Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

                  (b)  Nature of and provisions of the obligation.

                  (c) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                  AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and they differ from AAA issues only in small degrees.

                  A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                  BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                  Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

--------
*        As described by the rating agencies.


                                      -38-
1653.3

                  Provisional Ratings -- (Prov.) following a rating indicates the rating is provisional, which assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.


                  MOODY'S. A brief description of the applicable Moody's rating symbols and their meanings is as follows:


                  Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Those bonds in the A and Baa group which Moody's believes possess the strongest investment attributes are designated by the symbol A 1 and Baa 1. Other A bonds comprise the balance of the group. These rankings (1) designate the bonds which offer the maximum in security within their quality group, (2) designate bonds which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

                  Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                  Con-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are debt obligations secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other

                                      -39-
1653.3
limiting condition attaches. Rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                                      -40-
1653.3

==============================================================================


            AUTHORIZATION FOR INVESTMENT IN NEW YORK MUNICIPAL TRUST
                       TRP PLAN - TOTAL REINVESTMENT PLAN


I hereby elect to participate in the TRP Plan and am the owner of ____ units of Series ____.

I hereby authorize The Bank of New York, Trustee, to pay all semi-annual or annual distributions of interest and principal (if any) with respect to such units to The Bank of New York, as TRP Plan Agent, who shall immediately invest the distributions in units of the available series of New York Municipal Trust or, if unavailable, of other available series of regular Municipal Securities Trust.


The foregoing authorization is subject                 Date ______________, 19__
in all respects to the terms and
conditions of participation set forth
in the prospectus relating to such
available series.



--------------------------------------   ------------------------------------
Registered Holder (print)                Registered Holder (print)



--------------------------------------   ------------------------------------
Registered Holder Signature              Registered Holder Signature
                                         (Two signatures if joint tenancy)


My Brokerage Firm's Name ____________________________________________________

Street Address ______________________________________________________________

City, State & Zip Code ______________________________________________________

Salesman's Name ______________________   Salesman's No. _____________________


       UNIT HOLDERS NEED ONLY DATE AND SIGN THIS FORM AND MAIL THIS CARD.


==============================================================================


                               Mail to your Broker

                                       or

                              The Bank of New York
                               101 Barclay Street
                            New York, New York 10286




1653.3



                                 INDEX
                                 -----


Title                                                              Page                   NEW YORK MUNICIPAL TRUST
-----                                                              ----

Summary of Essential Information...............................   A-4
Financial and Statistical Information..........................   A-5
Information Regarding the Trust................................   A-6                     (A Unit Investment Trust)
Audit and Financial Information...............................    F-1
The Trust......................................................     1                            Prospectus
                                                                                                 ----------
Portfolios.....................................................     2
Special Factors Affecting New York.............................     7                      Dated:  April 30, 1997
Public Offering................................................    16
Estimated Long Term Return and Estimated                                                          Sponsor:
  Current Return...............................................    18
Rights of Certificateholders...................................    18                  Reich & Tang Distributors, L.P.
Tax Status.....................................................    20                         600 Fifth Avenue
Liquidity......................................................    24                        New York, NY  10020
Total Reinvestment Plan........................................    26                           212-830-5200
Trust Administration...........................................    30
Trust Expenses and Charges.....................................    33
Exchange Privilege and Conversion Offer........................    34                             Trustee:
Other Matters..................................................    37
Description of Bond Ratings....................................    38                       The Bank of New York
                                                                                             101 Barclay Street
                                                                                             New York, NY  10286
Parts A and B of this Prospectus do not 1-800-431-8002 contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities Evaluator:
and Exchange Commission, Washington, D.C.,
under the Securities Act of 1933, and to which                                          Kenny S&P Evaluation Services
reference is made.                                                                               65 Broadway
                                                                                             New York, NY  10006





                                     *          *          *

                  This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                  No person is authorized to give any information or to make any representations not contained in Parts A and B in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee, the Evaluator, or the Sponsor. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.




1653.3